                           STOCK PURCHASE AGREEMENT


          STOCK PURCHASE AGREEMENT, dated as of October 2, 1996 (this "Agreement"), among First Commonwealth, Inc. a Delaware corporation ("Buyer"),
 ---------
Champion Dental Services, Inc. a Missouri corporation (the "Company"), Group
                                                            -------
Health Plan, Inc., a Missouri corporation ("Stockholder"), and Coventry
                                            -----------
Corporation, a Delaware corporation ("Parent").


                              W I T N E S E T H:
                              - - - - - - - - -


          WHEREAS, the Company has an authorized capital of (i) 50,000 shares of common stock, par value $1.00 per share (the "Company Common Stock"), of which
                                              --------------------
all 50,000 shares of Company Common Stock are issued and outstanding and owned of record and beneficially by Stockholder (the "Shares");
                                                ------

          WHEREAS, the Company is engaged in the business of providing managed dental care benefits;

          WHEREAS, Stockholder intends to sell all of the issued and outstanding shares of Company Common Stock owned by Stockholder to Buyer in exchange for cash as provided herein;

          WHEREAS, Parent is the ultimate parent company of each of Stockholder and the Company and will derive substantial and valuable benefits from the transactions contemplated by this Agreement; and

          WHEREAS, Buyer and Stockholder desire to make certain representations, warranties and agreements in connection with the transactions contemplated hereby and to prescribe various conditions to such transactions;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, it is hereby agreed among the parties as follows:


                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

          1.1  DEFINITIONS.  In this Agreement, the following terms have the
               -----------
meanings specified or referred to in this Section 1.1 and shall be equally
                                          -----------
applicable to both the singular and plural forms. Reference herein to the neuter gender includes the masculine and feminine where appropriate. Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof and by this Agreement.

          "ACQUISITION EXPENSES" has the meaning specified in Section 13.10.
           --------------------                               -------------

          "ACQUISITION PROPOSAL" has the meaning specified in Section 6.7.
           --------------------                               -----------

          "ADMINISTRATIVE SERVICES AGREEMENT" means the Administrative Services
           ---------------------------------
Agreement, dated as of March 1, 1996, between the Company and Stockholder (which replaced the Services Agreement dated as of March 23, 1989, between the Company and Stockholder).

          "AFFILIATE" means, with respect to any Person, any other Person which
           ---------
directly or indirectly controls, is controlled by or is under common control with such Person.

          "AGREEMENT" has the meaning specified in the first paragraph hereof.
           ---------

          "ASSOCIATE" has the meaning specified in Section 4.18(i).
           ---------                               ---------------

          "BALANCE SHEET" means the audited balance sheet of the Company as of
           -------------
December 31, 1995, delivered pursuant to Section 4.4.
                                         -----------

          "BALANCE SHEET DATE" means December 31, 1995.
           ------------------

          "BUYER" has the meaning specified in the first paragraph of this
           -----
Agreement.

          "BUYER ANCILLARY AGREEMENTS" means all agreements, instruments and
           --------------------------
documents being or to be executed and delivered by Buyer under this Agreement or in connection herewith including, but not limited to, the Joint
Marketing/Provider Agreement, the Transition Services Agreement and the Right of First Negotiation Agreement.

          "BUYER GROUP MEMBER" means Buyer and its Affiliates and their
           ------------------
respective successors and assigns, including, after the Closing Date, the Company.

          "CLAIM NOTICE" has the meaning specified in Section 10.2(a).
           ------------                               ---------------

          "CLOSING" means the closing of the transactions contemplated by this
           -------
Agreement, in accordance with Article III.
                              -----------

          "CLOSING DATE" has the meaning specified in Section 3.1.
           ------------                               -----------

          "CODE" means the Internal Revenue Code of 1986, as amended.
           ----

          "COMPANY" has the meaning specified in the first paragraph of this
           -------
Agreement.

          "COMPANY AGREEMENTS" has the meaning specified in Section 4.20.
           ------------------                               ------------

          "COMPANY ANCILLARY AGREEMENTS" means all agreements, instruments and
           ----------------------------
documents being or to be executed and delivered by the Company under this Agreement or in connection herewith including, but not limited to, the Joint Marketing/Provider Agreement and the Transition Services Agreement.

          "COMPANY COMMON STOCK" has the meaning specified in the first recital
           --------------------
of this Agreement.

          "COMPANY GROUP" shall mean any "affiliated group" (as defined in
           -------------
Section 1504(a) of the Code without regard to the limitations contained in
Section 1504(b) of the Code) that, at any time on or before the Closing Date, includes or has included the Company or any predecessor of the Company, or any other group of corporations that, at any time on or before the Closing Date, files or has filed Tax Returns on a combined, consolidated or unitary basis with the Company or any predecessor of the Company.

          "COMPANY PROPERTY" means any real or personal property, plant,
           ----------------
building, facility, structure, underground storage tank, equipment or unit, or other asset owned, leased or operated by the Company.

          "CONFIDENTIALITY AGREEMENT" means that certain Confidentiality
           -------------------------
Agreement, dated as of July 2, 1996, between Buyer and the Company.

          "COURT ORDER" means any judgment, order, award or decree of any
           -----------
foreign, federal, state, local or other court or tribunal and any award in any arbitration proceeding.

          "DENTAL PROVIDER/SERVICE AGREEMENT"  means the Dental Provider/Service
           ---------------------------------
Agreement dated March 1, 1996, referred to in the Administrative Services Agreement (which replaced the Dental Provider/Services Agreement, dated March 23, 1989, between the Company and Stockholder).

          "ENCUMBRANCE" means any lien, claim, charge, security interest,
           -----------
mortgage, pledge, easement, conditional sale or other title retention agreement, defect in title, covenant or other restriction of any kind.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended.

          "ERISA AFFILIATE" has the meaning specified in Section 4.18(i).
           ---------------                               ---------------

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.
           ------------

          "EXPENSE" means any and all expenses reasonably incurred in connection
           -------
with investigating, defending or asserting any claim, action, suit or proceeding incident to any matter indemnified against hereunder (including, without limitation, court filing fees, court costs, arbitration fees or costs, witness fees and reasonable fees and disbursements of legal counsel, investigators, expert witnesses, consultants, accountants and other professionals).

          "GOVERNMENTAL BODY" means any foreign, federal, state, local or other
           -----------------
governmental authority or regulatory body.

          "GOVERNMENTAL PERMITS" has the meaning specified in Section 4.9(a).
           --------------------                               --------------

          "GROUP CONTRACTS" has the meaning specified in Section 4.19.
           ---------------                               ------------

          "HEALTHCARE USA" means HealthCare USA of Missouri LLC, a Missouri
           --------------
limited liability company.

          "INDEMNIFIED PERSON" has the meaning specified in Section 10.2.
           ------------------                               ------------

          "INDEMNITOR" has the meaning specified in Section 10.2(a).
           ----------                               ---------------

          "INDEPENDENT DENTAL PROVIDER" means any individual provider of dental
           ---------------------------
services, whether providing services as a sole practitioner, or as a shareholder, partner, member, employee, or contractor of any entity, group, or organization whatsoever, including contracted speciality services.

          "INTELLECTUAL PROPERTY" has the meaning specified in Section 4.14.
           ---------------------                               ------------

          "IRS" means the Internal Revenue Service.
           ---

          "JOINT MARKETING/PROVIDER AGREEMENT" means the Joint Marketing,
           ----------------------------------
Administrative and Provider Agreement, to be dated the

Closing Date, between the Company and Stockholder, substantially in the form of Exhibit C.
---------

          "LOSS" means any and all losses, costs, obligations, liabilities,
           ----
settlement payments, awards, judgments, fines, penalties, damages, expenses or other charges.

          "MATERIAL ADVERSE EFFECT" means any change or effect that is
           -----------------------
materially adverse to the assets, business, financial condition or results of operations of the applicable Person or Persons.

          "MGBCL" means the Missouri General and Business Corporation Law, as
           -----
amended.

          "PARENT" has the meaning specified in the first paragraph of this
           ------
Agreement.

          "PERMITTED ENCUMBRANCES" means (a) liens for taxes and other
           ----------------------
governmental charges and assessments which are not yet due and payable, (b) liens of landlords and liens of carriers, warehousemen, mechanics and materialmen and other like liens arising in the ordinary course of business for sums not yet due and payable, (c) regulatory and contractual restrictions described on Schedule 4.3(c) hereto and (d) other liens or imperfections on
             ---------------
property which are not material in amount, do not interfere with, and are not violated by the consummation of the transactions contemplated by, this Agreement, and do not materially detract from the value or marketability of, or materially impair the existing use of, the property affected by such lien or imperfection.

          "PERSON" means any individual, corporation, partnership, limited
           ------
liability company, joint venture, association, joint-stock company, trust, unincorporated organization or Governmental Body.

          "PREPAID DENTAL INSURANCE PLAN" means any organization that provides,
           -----------------------------
reimburses or indemnifies against the cost of, or arranges for the provision of dental services in consideration of a periodic premium or prepaid payment.

          "PROVIDER CONTRACTS" has the meaning specified in Section 4.19.
           ------------------                               ------------

          "PURCHASE PRICE" shall have the meaning set forth in Section 2.2.
           --------------                                      -----------

          "REQUIREMENTS OF LAWS" means any foreign, federal, state and local
           --------------------
laws, statutes, regulations, rules, codes or ordinances enacted, adopted, issued or promulgated by any Governmental Body (including, without limitation, those pertaining to electrical, building, zoning, environmental and occupational safety and health requirements) or common law.

          "RIGHT OF FIRST NEGOTIATION AGREEMENT" means the Right of First
           ------------------------------------
Negotiation Agreement, to be dated the Closing Date, among Buyer, Parent and HealthCare USA, substantially in the form of Exhibit E.
                                             ---------

          "SHARES" has the meaning specified in the first recital of this
           ------
Agreement.

          "STOCKHOLDER" has the meaning specified in the first paragraph of this
           -----------
Agreement.

          "STOCKHOLDER ANCILLARY AGREEMENTS" means all agreements, instruments
           --------------------------------
and documents being or to be executed and delivered by Stockholder under this Agreement or in connection herewith including, but not limited to, the Joint Marketing/Provider Agreement and the Transition Services Agreement.

          "STRADDLE PERIOD" means any taxable year or period beginning before
           ---------------
and ending after the Closing Date.

          "TAX" (and with correlative meaning "TAXES" and "TAXABLE") means:
           ---

          (i) any federal, state, local or foreign net income, alternative or add-on minimum, gross income, gross receipts, property, ad valorem, sales, use, transfer, gains, license, franchise, severance, excise, employment, payroll, environmental, windfall profit, withholding, stamp or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Body; and

         (ii) any liability of the Company for the payment of amounts with respect to payments of a type described in clause (i) as a result of being a member of an affiliated, consolidated, combined or unitary group, or as a result of any obligation of the Company under any Tax Sharing Arrangement or Tax indemnity arrangement.

          "TAX RETURN" means any return, report or similar statement required to
           ----------
be filed with respect to any Taxes (including any attached schedules), including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

          "TAX SHARING ARRANGEMENT" means any written or unwritten agreement or
           -----------------------
arrangement for the allocation or payment of Tax liabilities or payment for Tax benefits with respect to a consolidated, combined or unitary Tax Return which Tax Return includes the Company.

          "TRANSITION SERVICES AGREEMENT" means the Transition Services
           -----------------------------
Agreement, to be dated the Closing Date, among Buyer, the Company and Stockholder, substantially in the form of Exhibit D.
                                          ---------


                                  ARTICLE II
                      PURCHASE OF SHARES; PURCHASE PRICE
                      ----------------------------------

          2.1  PURCHASE OF SHARES.  Upon the terms and subject to the conditions
               ------------------
of this Agreement, on the Closing Date, Stockholder shall sell, transfer, assign, convey and deliver to Buyer, and Buyer shall purchase from Stockholder, the Shares, free and clear of all Encumbrances (except for Permitted Encumbrances).

          2.2 PURCHASE PRICE. The purchase price for the Shares shall be equal to $5,500,000 in immediately available funds (the "Purchase Price").
                                                   --------------


                                  ARTICLE III
                                    CLOSING
                                    -------

          3.1  CLOSING DATE.  The Closing of the transactions contemplated by
               ------------
this Agreement shall take place at 10:00 A.M., local time, at the offices of Sidley & Austin, One First National Plaza, Chicago, Illinois 60603, as soon as practicable following the fulfillment or waiver of the conditions set forth in Articles VIII and IX, or such other date and time as shall be agreed upon by the parties. The date on which the Closing is actually held is hereinafter sometimes referred to as the "Closing Date."
                    ------------

          3.2  BUYER'S DELIVERIES.  Subject to fulfillment or waiver of the
               ------------------
conditions set forth in Article VIII, on the Closing Date Buyer shall deliver to
                        ------------
Stockholder all of the following:

          (a) a copy of the Certificate of Incorporation of Buyer, certified as of a recent date by the Secretary of State of the State of Delaware;

          (b) a certificate of good standing of Buyer, issued as of a recent date by the Secretary of State of the State of Delaware;

          (c) a certificate of the Secretary or an Assistant Secretary of Buyer, dated the Closing Date, in form and substance reasonably satisfactory to Stockholder, as to (i) no amendments to the Certificate of Incorporation of Buyer since a specified date; (ii) the By-laws of Buyer; (iii) the resolutions of the Board of Directors of Buyer authorizing the execution and performance of this Agreement and the transactions contemplated herein; and (iv) the incumbency and signatures of the officers of Buyer executing this Agreement and any Buyer Ancillary Agreement;

          (d) an opinion of Sidley & Austin, counsel to Buyer, dated the Closing Date, substantially in the form contained in Exhibit A-1, and an opinion
                                                     -----------
of special Missouri counsel to Buyer, dated the Closing Date, substantially in the form contained in Exhibit A-2.
                      -----------

          (e)  the certificate contemplated by Section 9.1, duly executed by the
                                               -----------
Chief Executive Officer, President or any Vice President of Buyer;

          (f) immediately available funds in the amount of $5,500,000 by wire transfer to the bank account of Stockholder, as specified in writing at least two business days prior to the Closing Date;

          (g)  the Joint Marketing/Provider Agreement, duly executed by Buyer;

          (h)  the Transition Services Agreement, duly executed by Buyer; and

          (i)  the Right of First Negotiation Agreement, duly executed by Buyer.

          3.3  THE COMPANY'S DELIVERIES.  Subject to fulfillment or waiver of
               ------------------------
the conditions set forth in Article IX, on the Closing Date Stockholder shall
                            ----------
cause the Company to deliver to Buyer all of the following:

          (a) a copy of the Articles of Incorporation of the Company, certified as of a recent date by the Secretary of State of the State of Missouri;

          (b) a certificate of good standing of the Company, issued as of a recent date by the Secretary of State of the State of Missouri;

          (c) a certificate of the Secretary or an Assistant Secretary of the Company, dated the Closing Date, in form and substance reasonably satisfactory to Buyer, as to (i) no amendments to the Articles of Incorporation of the Company since a specified date; (ii) the By-laws of the Company; (iii) the resolutions of the Board of Directors of the Company authorizing the execution and performance of this Agreement and the transactions contemplated herein; and (iv) the incumbency and signatures of the officers of the Company executing this Agreement and any Company Ancillary Agreement;

          (d) an opinion or opinions of Bass, Berry & Sims PLC, counsel to the Company, and/or the general counsel of Stockholder or Parent, dated the Closing Date, substantially in the form contained in Exhibit B;
                                             ---------

          (e) resignations of each of the officers and directors of the Company, effective as of the Closing Date;

          (f)  the certificates contemplated by Sections 8.1 and 8.2, duly
                                                ------------     ---
executed by the President of the Company;

          (g) evidence of termination of all arrangements between the Company and Stockholder, including the Administrative Services Agreement and the Dental Provider/Service Agreement, except as provided herein;

          (h) the Joint Marketing/Provider Agreement, duly executed by the Company; and

          (i)  the Transition Services Agreement, duly executed by the Company.

          3.4  STOCKHOLDER'S DELIVERIES.  Subject to fulfillment or waiver of
               ------------------------
the conditions set forth in Article IX, on the Closing Date Stockholder shall
                            ----------
deliver or cause to be delivered to Buyer all of the following:

          (a)  the certificates contemplated by Sections 8.1 and 8.2, duly
                                                ------------     ---
executed by Stockholder;

          (b) the certificates representing the Shares, each duly endorsed to Buyer by Stockholder or accompanied by a duly executed and witnessed stock power;

          (c) a certificate of good standing of Stockholder, issued as of a recent date by the Secretary of State of the State of Missouri;

          (d) a certificate of the Secretary or an Assistant Secretary of Stockholder, dated the Closing Date, in form and substance reasonably satisfactory to Buyer, as to (i) no amendments to the Articles of Incorporation of Stockholder since a specified date; (ii) the By-laws of Stockholder; (iii) the resolutions of the Board of Directors of Stockholder authorizing the execution and performance of this Agreement and the transactions contemplated herein; and (iv) the incumbency and signatures of the officers of Stockholder executing this Agreement and any Stockholder Ancillary Agreement;

          (e) an opinion or opinions of Bass, Berry & Sims PLC, counsel to Stockholder, and/or the general counsel of Stockholder or Parent, dated the Closing Date, substantially in the form contained in Exhibit B;
                                                     ---------

          (f) the Joint Marketing/Provider Agreement, duly executed by Stockholder;

          (g)  the Transition Services Agreement, duly executed by Stockholder;
and

          (h) the Right of First Negotiation Agreement, duly executed by HealthCare USA and Parent.


                                  ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER
                 ---------------------------------------------

          As an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, Stockholder represents and warrants to Buyer, and agrees as follows:

          4.1  ORGANIZATION AND CAPITAL STRUCTURE.
               ----------------------------------

          (a) Each of the Company and Stockholder is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri. The Company is duly qualified to transact business as a foreign corporation in each jurisdiction where the nature of the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect on the Company. The Company has full corporate power and authority to own or lease and to operate and use its assets and to carry on its business as now conducted. True and complete copies of the Articles of Incorporation and all amendments thereto and of the By-laws, as amended, of the Company have been delivered to Buyer.

          (b) The authorized capital of the Company consists of 50,000 shares of Company Common Stock, of which all 50,000 shares are issued and are outstanding. All shares of Company Common Stock are owned of record and beneficially by Stockholder. There are no agreements, arrangements, options, warrants, calls, rights or commitments of any character relating to the issuance, sale, purchase or redemption of any shares of Company Common Stock or other equity interest of the Company, whether on conversion of other securities or otherwise. None of the issued and outstanding shares of Company Common Stock has been issued in violation of, or is subject to, any preemptive or subscription rights. The Company is not a party to any stockholder agreement, voting trust agreement or any other similar contract, agreement, arrangement, commitment, plan or understanding restricting or otherwise relating to the voting, dividend, ownership or transfer rights of any shares of capital stock of the Company. All of the outstanding shares of Company Common Stock are validly issued, fully paid and nonassessable.

          (c) Except for this Agreement, Stockholder is not a party to, and does not otherwise have any knowledge of the current existence of, any stockholder agreement, voting trust agreement or any other similar contract, agreement, arrangement, commitment, plan or understanding restricting or otherwise relating to the voting, dividend, ownership or transfer rights of any shares of Company Common Stock.

          (d) Stockholder is the record and beneficial owner of all of the shares of Company Common Stock, and all such shares are owned free from all Encumbrances, except as set forth on Schedule 4.1.
                                     ------------

          4.2  SUBSIDIARIES AND INVESTMENTS.  The Company does not, directly or
               ----------------------------
indirectly, (a) own, of record or beneficially, any outstanding voting securities or other equity interests in any corporation, partnership, joint venture, limited liability company or entity or (b) control any corporation, partnership, joint venture, limited liability company or other entity.

          4.3  AUTHORITY.
               ---------

          (a) The Company has full corporate power and authority to execute, deliver and perform this Agreement and all of the Company Ancillary Agreements. The execution, delivery and performance of this Agreement and the Company Ancillary Agreements by the Company have been duly authorized and approved by the Company's Board of Directors and Stockholder, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement, the Company Ancillary Agreements and the transactions contemplated hereby and thereby. This Agreement has been duly authorized, executed and delivered by the Company. This Agreement is and, upon execution and delivery by the Company, each of the Company Ancillary Agreements will be, a legal, valid and binding obligation of the Company enforceable in accordance with its terms, in each case except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (b) Stockholder has full corporate power and authority to execute, deliver and perform this Agreement and the Stockholder Ancillary Agreements.
The execution, delivery and performance of this Agreement and the Stockholder Ancillary Agreements have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by Stockholder. This Agreement is and, upon execution and delivery by Stockholder, each of the Stockholder Ancillary Agreements will be, a legal, valid and binding obligation of Stockholder enforceable in accordance with its terms, in each case except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (c)  Except as set forth in Schedule 4.3(c), neither the execution and
                                      ---------------
delivery of this Agreement or any of the Company Ancillary Agreements or the consummation of any of the transactions contemplated hereby or thereby nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof will:

          (i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, or result in the creation or imposition of any Encumbrance upon, any of the Company's assets under, (A) the Articles of Incorporation or By-laws of the Company, (B) any Company Agreement, (C) any material note, instrument, agreement, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which the Company is a party or any of its material assets or business is subject or by which the Company is bound, (D) any material Court Order to which the Company is a party or any of its material assets or business is subject or by which the Company is bound, or (E) any material Requirements of Laws affecting the Company or any of its material assets or business, except for, in the case of clauses (B), (C) or (D) of this subparagraph (i), any such conflicts, breaches, defaults, rights or Encumbrances that, individually or in the aggregate, would not have a Material Adverse Effect on the Company, materially impair the ability of the Company to perform its obligations hereunder or materially interfere in the consummation of any of the transactions contemplated hereby; or

          (ii) require the approval, consent, authorization or act of, or the making by the Company of any declaration, filing or registration with, any third Person.

          (d)  Stockholder represents and warrants that, except as set forth in
Schedule 4.3(d), neither the execution and delivery of this Agreement or any of
---------------
the Stockholder Ancillary Agreements or the consummation of any of the transactions contemplated hereby or thereby nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof will:

          (i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, or result in the creation or imposition of any Encumbrance upon any of Stockholder's assets under, (A) the Articles of Incorporation or Bylaws of Stockholder, (B) any material note, instrument, agreement, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which Stockholder is a party or any of Stockholder's material assets or business is subject or by which Stockholder is bound, (C) any material Court Order to which Stockholder is a party or any of Stockholder's material assets or business is subject or by which Stockholder is bound, or (D) any material Requirements of Laws affecting Stockholder or any of its material assets or business, except for, in the case of clauses (B), (C) or (D) of this subparagraph (i), any such conflicts, breaches, defaults, rights or Encumbrances that, individually or in the aggregate, would not have a Material Adverse Effect on Stockholder, materially impair the ability of Stockholder to perform its obligations hereunder or materially interfere in the consummation of any of the transactions contemplated hereby; or

          (ii) require the approval, consent, authorization or act of, or the making by Stockholder of any declaration, filing or registration with, any third Person.

          4.4  FINANCIAL STATEMENTS.  Schedule 4.4 contains (a) the balance
               --------------------   ------------
sheet of the Company as of December 31, 1994 and December 31, 1995 and in each case the related statements of income, stockholder's equity and cash flows for each of the years then ended, together with the appropriate notes to such financial statements, accompanied by the reports thereon of Arthur Andersen, LLP, independent public accountants (the "Audited Financial
                                          -----------------

Statements"), and (b) the unaudited balance sheet of the Company as of August
----------
31, 1996 and the related unaudited statement of income for the eight months then ended (collectively, the "Unaudited Financial Statements"). Except as disclosed
                          ------------------------------
in the notes thereto, the Audited Financial Statements and the Unaudited Financial Statements have been prepared in conformity with generally accepted accounting principles consistently applied and fairly present in all material respects the financial position of the Company at the dates of such balance sheets and the results of its operations and cash flows for the respective periods covered thereby indicated, except that the Unaudited Financial Statements are subject to normal year-end audit adjustments and the absence of notes. Except as set forth on Schedule 4.4 or in the Unaudited Financial
                               ------------
Statements, the Unaudited Financial Statements include all adjustments, which consist of normal recurring accruals, necessary for such fair presentation, other than normal year-end audit adjustments. All costs and expenses incurred in generating the revenues reflected in the Statements of Income during the respective periods covered thereby which are required by generally accepted accounting principles to be reflected in the Statements of Income are so reflected.

          4.5  OPERATIONS IN RECENT PERIODS.
               ----------------------------

          (a)  Except as set forth in Schedule 4.5(a):
                                      ---------------

          (i) since December 31, 1995 there has been no material adverse change in the assets, business, results of operations or financial condition of the Company and, to the best knowledge of Stockholder and the Company, no fact or condition exists or is contemplated or threatened which is reasonably likely to cause such a change in the foreseeable future; and

         (ii) since December 31, 1995 there has been no damage, destruction, loss or claim, whether or not covered by insurance, or condemnation or other taking adversely affecting in any material respect any of the Company's material assets or its business.

          (b)  Except as set forth in Schedule 4.5(b), since December 31, 1995,
                                      ---------------
the Company has conducted its business only in the ordinary course and in conformity with past practice. Without limiting the generality of the foregoing, since December 31, 1995, except as set forth in such Schedule, the Company has not:

          (i) paid any obligation or liability (absolute or contingent) other than current liabilities reflected on the Balance Sheet and current liabilities incurred since the Balance Sheet Date in the ordinary course of business consistent with past practice;

         (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions to its stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock or other equity interest, and the Company has no declared but unpaid dividends;

        (iii) made or permitted any material amendment or termination of any Company Agreement;

         (iv)  undertaken or committed to undertake capital expenditures;

          (v)  made any charitable donations;

         (vi) sold, leased (as lessor), transferred or otherwise disposed of (including any transfers from the Company to Stockholder or any of their respective Affiliates), or mortgaged or pledged, or imposed or suffered to be imposed any Encumbrance on, any of the assets reflected on the Balance Sheet or any assets acquired by the Company after the Balance Sheet Date;

        (vii) canceled any debts owed to or claims held by the Company (including the settlement of any claims or litigation);

       (viii) created, incurred or assumed, or agreed to create, incur or assume, any indebtedness for borrowed money or entered into, as lessee, any capitalized lease obligations (as defined in Statement of Financial Accounting Standards No. 13);

         (ix) accelerated or delayed collection of notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of its business consistent with past practice;

          (x) delayed or accelerated payment of any account payable or other liability beyond or in advance of its due date or the date when such liability would have been paid in the ordinary course of its business consistent with past practice;

         (xi) instituted any increase in any compensation payable to any employee of the Company or in any profit-sharing, bonus, incentive, deferred compensation, insurance, pension, retirement, medical, hospital, disability, welfare or other benefits made available to employees of the Company;

         (xii) issued, delivered or agreed (conditionally or unconditionally) to issue or deliver any of its bonds, notes or other debt securities, or borrowed or agreed to borrow any funds;

        (xiii) entered into any new or revised, or terminated any existing, agreement or arrangements between the Company and Stockholder or any Affiliate thereof;

         (xiv) made any change in the accounting principles and practices used by the Company from those applied in the preparation of the Audited Financial Statements and the related statements of income, stockholder's equity and cash flow for the interim period ended on the Balance Sheet Date; or

          (xv) entered into or become committed to enter into any other material transaction except in the ordinary course of business consistent with past practice.

          4.6        NO UNDISCLOSED LIABILITIES.  Except as set forth in
                     --------------------------
Schedule 4.6, the Company is not subject to any material liability (including,
------------
without limitation, unasserted claims, whether known or unknown), whether absolute, contingent, accrued or otherwise, which is not shown or which is in excess of amounts being shown or reserved for in the Balance Sheet, other than liabilities of the same nature as those being set forth in the Balance Sheet and the notes thereto and reasonably incurred in the ordinary course of its business consistent with past practice after the Balance Sheet Date.

          4.7        TAXES.
                     -----

          (a) Except as set forth on Schedule 4.7, (i) the Company and each
                                     ------------
Company Group has filed all Tax Returns required to be filed by or with respect to the Company; (ii) all such Tax Returns are complete and accurate and disclose all Taxes required to be paid by the Company (including Taxes required to be paid by any member of the Company Group for which the Company may be liable) for the periods covered thereby and all Taxes shown to be due on such Tax Returns have been (or will be) timely paid; (iii) all Taxes (whether or not shown on any Tax Return) owed by the Company (including Taxes owed by any member of the Company Group for which the Company may be liable) and required to be paid on or before the Closing Date have been timely paid or, in the case of Taxes which the Company is presently contesting in good faith, the Company has established an adequate reserve for such Taxes on the Audited Financial Statements and the Unaudited Financial Statements; (iv) neither the Company nor any member of any Company Group has waived or been requested to waive any statute of limitations in respect of Taxes; (v) the Tax Returns referred to in clause (i) have been examined by the Internal Revenue Service or the appropriate state, local or foreign taxing authority or the period for assessment of the Taxes in respect of which such Tax Returns were required to be filed has expired; (vi) there is no action, suit, investigation, audit, claim or assessment pending or proposed or threatened with respect to Taxes of the Company or any Company Group and, to the best of Stockholder's knowledge, no basis exists therefor; (vii) all deficiencies asserted or assessments made as a result of any examination of the Tax Returns referred to in clause (i) have been paid in full; (viii) all Tax Sharing Arrangements and Tax indemnity arrangements will terminate prior to the Closing Date and the Company will not have any liability thereunder on or after the Closing Date; (ix) there are no liens for Taxes upon the assets of the Company except liens relating to current Taxes not yet due; (x) all Taxes which the Company is required by law to withhold or to collect for payment have been duly withheld and collected, and have been paid or accrued, reserved against and entered on the books of the Company; (xi) the Company has never been a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to the limitations contained in Section 1504(b) of the Code) and has never filed Tax Returns on a combined, consolidated or unitary basis with any entity; and
(xii) the Company has never made an election under Section 1362 of the Code to be treated as an "S corporation."

          (b) No transaction contemplated by this Agreement is subject to withholding under Section 1445 of the Code and no stock transfer Taxes, sales Taxes, use Taxes, real estate transfer Taxes, or other similar Taxes will be imposed on the transactions contemplated by this Agreement.

          (c) As a result of the transactions contemplated by this Agreement, none of the Company or Buyer will be obligated to make a payment to an individual that would be a "parachute payment" to a "disqualified individual" as those terms are defined in Section 280G of the Code, without regard to whether such payment is reasonable compensation for personal services performed or to be performed in the future.

          4.8        AVAILABILITY OF ASSETS. Except as set forth in Schedule
                     ----------------------                         --------
4.8, the assets owned or leased by the Company constitute all the assets used in
---
its business (including, but not limited to all books, records, computers and computer programs and data processing systems), and are in good condition (subject to normal wear and tear and immaterial impairments of value and damage) and serviceable condition and are generally suitable for the uses for which intended. Schedule 4.8 also sets forth a description of all material services
           ------------
provided by Stockholder or any of its Affiliates to the Company utilizing either
(a) assets not owned by the Company
as of the Closing Date or (b) employees not listed in Schedule 4.18(h) pursuant
                                                      ----------------
to clause (i) of Section 4.18(h), and the manner in which the costs of providing
                 ---------------
such services have been charged to the Company.

          4.9        GOVERNMENTAL PERMITS.
                     --------------------

          (a) The Company owns, holds or possesses all licenses, franchises, permits, privileges, immunities, approvals and other authorizations from Governmental Bodies which are necessary to entitle it to own or lease, operate and use its assets and to carry on and conduct its business substantially as currently conducted (herein collectively called "Governmental Permits"), except
                                                 --------------------
where the failure to own, hold or possess such Governmental Permits would not have a Material Adverse Effect on the Company. Schedule 4.9(a) sets forth a
                                                ---------------
list and brief description of each Governmental Permit. Complete and correct copies of all of the Governmental Permits have heretofore been delivered to Buyer.

          (b) Except as set forth in Schedule 4.9(b), (i) the Company has
                                     ---------------
fulfilled and performed in all material respects its obligations under each of the Governmental Permits, and no event has occurred or condition or state of facts exists which constitutes or, after notice or lapse of time or both, would constitute a breach or default under any such Governmental Permit or which permits or, after notice or lapse of time or both, would permit revocation or termination of any such Governmental Permit, or which might adversely affect in any material respect the rights of the Company under any such Governmental Permit; (ii) no notice of cancellation, of default or of any material dispute concerning any Governmental Permit, or of any event, condition or state of facts described in the preceding clause, has been received by, or is known to, the Company or Stockholder; and (iii) each of the Governmental Permits is valid, subsisting and in full force and effect and will continue in full force and effect after the Closing Date, in each case without (x) the occurrence of any breach, default or forfeiture of rights thereunder, or (y) the consent, approval, or act of, or the making of any filing with, any Governmental Body.

          4.10       REAL PROPERTY.  The Company does not own any real property
                     -------------
and does not have any right to acquire real property.

          4.11       REAL PROPERTY LEASES.  The Company does not lease any real
                     --------------------
property.

          4.12       PERSONAL PROPERTY.  Except as set forth on Schedule 4.12,
                     -----------------                          -------------
the Company owns no machinery, equipment, vehicles, furniture or other tangible personal property.

          4.13       PERSONAL PROPERTY LEASES. Schedule 4.13 contains a brief
                     ------------------------  -------------
description of each material lease or other agreement or right, whether written or oral (including in each case the annual rental, the expiration date thereof and a brief description of the property covered), under which the Company is lessee of, or holds or operates, any machinery, equipment, vehicle or other tangible personal property owned by a third Person.

          4.14       INTELLECTUAL PROPERTY SOFTWARE.
                     ------------------------------

          (a) Except as set forth on Schedule 4.14, The Company does not own,
                                     -------------
license or use any intellectual property in the conduct of the Company's business ("Intellectual Property"). Intellectual Property includes:
           ---------------------

       (i) United States and foreign patents, patent applications, continuations, continuations-in-part, divisions, reissues, patent disclosures, inventions (whether or not patentable) or improvements thereto;

      (ii) United States, state and foreign trademarks, service marks, logos, trade dress and trade names, whether registered or unregistered, and pending applications to register the foregoing;

     (iii) United States and foreign copyrights, whether registered or unregistered and pending applications to register the same; and

      (iv) confidential ideas, trade secrets, know-how, concepts, methods, processes, formulae, reports, data, customer lists, mailing lists, business plans, or other proprietary information.

          (b) The Company does not own, license or use in the conduct of its business, any computer software programs or software systems, except for computer software programs or software systems that are available in consumer retail stores and are subject to license agreements that become effective when the purchaser breaks the software package.

          4.15       ACCOUNTS RECEIVABLE.  All accounts receivable of the
                     -------------------
Company have arisen from bona fide transactions by the Company in the ordinary course of its business. All accounts receivable reflected in the Balance Sheet are good and collectible in the ordinary course of business at the aggregate recorded amounts thereof net of the reserve for bad debts shown on such Balance Sheet, and all accounts receivable to be reflected on the books and records of the Company as of the Closing Date, will be good and collectible in the ordinary course of business at the aggregate recorded amounts thereof net of any reserve for bad debts reflected in such books and records.

          4.16       TITLE TO PROPERTY.  The Company has good title to all of
                     -----------------
its assets being reflected on the Balance Sheet as being owned by it and all of the assets thereafter acquired by it (except to the extent that such assets have been disposed of after the Balance Sheet Date in the ordinary course of business consistent with past practice), free and clear of all Encumbrances, except for Permitted Encumbrances and except as set forth in Schedule 4.16.
                                                  -------------

          4.17       EMPLOYEE RELATIONS.  The Company has complied in all
                     ------------------
material respects with all applicable laws, rules and regulations which relate to wages, hours, discrimination in employment and collective bargaining and is not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing. The Company and Stockholder believe that the Company's relations with its employees are satisfactory. The Company is not a party to any collective bargaining agreement and the Company is not a party to, and it is not affected by or threatened with, any dispute or controversy with a union or with respect to unionization or collective bargaining involving its employees.

          4.18       EMPLOYEE BENEFIT PLANS.
                     ----------------------

          (a) Set forth in Schedule 4.18(a) is a true and complete list of each
                           ----------------
"employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA) maintained by or with respect to the Company, or with respect to which the Company is or will be required to make any payment (the "Pension Plans").
                                                             -------------
Set forth in Schedule 4.18(a) is a true and complete list of each "employee
             ----------------
welfare benefit plan" (as such term is defined in Section 3(1) of ERISA) maintained by the Company, or with respect to which the Company is or will be required to make any payment, or which provides or will provide benefits to present or prior employees of the Company due to such employment (the "Welfare
                                                                       -------
Plans") (the Pension Plans and Welfare Plans being the "ERISA Benefit Plans").
-----                                                         -------------
In addition, set forth in Schedule 4.18(a) is a true and complete list of each
                          ----------------
other "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA) that is or has ever been subject to Section 302 of ERISA and (i) maintained by the Company or an ERISA Affiliate at any time during the six-year period prior to the Closing Date, or (ii) with respect to which the Company or an ERISA Affiliate was required to make any payment at any time during such period (the "Prior Pension Plans").
             -------------------

          (b) Other than those listed in Schedule 4.18(a), set forth in Schedule
                                         ----------------               --------
4.18(b) is a true and complete list of each of the following to which the
-------
Company is a party or with respect to
which it is or will be required to make any payment (the "Non-ERISA
                                                          ---------
Commitments"):
-----------

       (i) each retirement, savings, profit sharing, deferred compensation, severance, stock ownership, stock purchase, stock option, performance, bonus, incentive, vacation or holiday pay, hospitalization or other medical, disability, life or other insurance, or other welfare, benefit or fringe benefit plan, policy, trust, understanding or arrangement of any kind, whether written or oral; and

      (ii) each employee collective bargaining agreement and each agreement, understanding or arrangement of any kind, whether written or oral, with or for the benefit of any present or prior officer, director, employee, agent or consultant (including, without limitation, each employment, compensation, deferred compensation, severance or consulting agreement or arrangement, confidentiality agreement, covenant not to compete and any agreement or arrangement associated with a change in ownership or control of the Company, but excluding employment agreements terminable by the Company without premium or penalty on notice of 30 days or less under which the only monetary obligation of the Company is to make current wage or salary payments and provide current fringe benefits).

The Company has delivered to Buyer correct and complete copies of (i) all written Non-ERISA Commitments and (ii) all insurance and annuity policies and contracts and other documents relevant to any Non-ERISA Commitment. Schedule
                                                                     --------
4.18(b) contains a complete and accurate description of all oral Non-ERISA
-------
Commitments.  Except as disclosed in Schedule 4.18(a) or Schedule 4.18(b), none
                                     ----------------    ----------------
of the ERISA Benefit Plans or the Non-ERISA Commitments is subject to the law of any jurisdiction outside of the United States of America.

          (c) The Company has delivered to Buyer with respect to each ERISA Benefit Plan and with respect to each Prior Pension Plan correct and complete copies, where applicable, of (i) all plan documents and amendments thereto, trust agreements and amendments thereto and insurance and annuity contracts and policies, (ii) the current summary plan description, (iii) the Annual Reports (Form 5500 series) and accompanying schedules, as filed, for the most recently completed three plan years for which such reports have been filed, (iv) the financial statements for the most recently completed three plan years for which such statements have been prepared, (v) the actuarial reports for the most recently begun three plan years for which such reports exist, (vi) the most recent determination letter issued by the IRS and the application submitted with respect to such letter, (vii) PBGC Form 1, if any, for the most recently begun plan year and (viii) all correspondence with the IRS, Department of Labor and Pension Benefit Guaranty Corporation concerning any controversy. Each report described in clause (v) of the preceding sentence accurately describes the funded status of the plan to which it relates and subsequent to the date of such report there has been no adverse change in the funding status or financial condition of such plan. Neither the Company nor any ERISA Affiliate has contributed to or been required to contribute to any Pension Plan that is a "multi-employer plan" (within the meaning of Section 3(37) of ERISA).

          (d) Neither the Company nor any ERISA Affiliate has maintained, contributed to or been required to contribute to any Pension Plan which is subject to Section 302 of ERISA. Each Pension Plan which is intended to qualify under Section 401(a) of the Code has been determined to be so qualified by the IRS, and no circumstance has occurred or exists which might cause such plan to cease being so qualified.

          (e) There is no pending or, to the best knowledge of the Company, threatened claim in respect of any of the ERISA Benefit Plans other than claims for benefits in the ordinary course of business. Each of the ERISA Benefit Plans (i) has been administered in accordance with its terms and (ii) complies in form, and has been administered in substantial compliance with the requirements of ERISA and, where applicable, the Code. The Company has complied with the health care continuation requirements of Part 6 of Title I of ERISA and no action taken by an ERISA Affiliate is reasonably likely to result in liability to the Company under Part 6 of Title I of ERISA or Section 498013 of the Code. The Company has no obligation under any ERISA Benefit Plans or otherwise to provide health or other welfare benefits to any prior employees or any other person, except as required by Part 6 of Title I of ERISA. The consummation of the transaction contemplated by this Agreement will not result in an increase in the amount of compensation or benefits or accelerate the vesting or timing of payment of any compensation or benefits payable to or in respect of any participant. The Company is in compliance with the requirements of the Workers Adjustment and Retraining Notification Act ("WARN") and has no
                                                            ----
liabilities pursuant to WARN.

          (f) Neither the Company nor, to the best knowledge of the Company, any other "disqualified person" (within the meaning of Section 4975 of the Code) or "party in interest" (within the meaning of Section 3(14) of ERISA) has taken any action with respect to any ERISA Benefit Plan which could subject any such plan (or its related trust) or the Company or any officer, director or employee of any of the foregoing to the penalty or tax under Section 502(i) or Section 502(l) of ERISA or Section 4975 of the Code.

          (g) The Company has no potential liability, whether direct or indirect, contingent or otherwise, under Sections 4063, 4064, 4069, 4204 or 4212(c) of ERISA.

          (h) Schedule 4.18(h) contains:  (i) a list of all employees of the
              ----------------
Company; (ii) the then current annual compensation of, and a description of the fringe benefits (other than those generally available to employees of the Company) provided by the Company to any such employees; (iii) a list of all present or former employees of the Company who have terminated or given notice of their intention to terminate their relationship with the Company since December 31, 1995; (iv) a list of any increase, effective after December 31, 1995 in the rate of compensation of any employees if such increase exceeds 6% of the previous annual salary of such employee or commission salesperson; and (v) a list of all substantial changes in job assignments of, or arrangements with, or promotions or appointments of, any employees.

          (i) For purposes of this Agreement, "ERISA Affiliate" means (i) any
                                               ---------------
corporation which at any time on or before the Closing Date is or was a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company; (ii) any partnership, trade or business (whether or not incorporated) which at any time on or before the Closing Date is or was under common control (within meaning of Section 414(c) of the Code) with the Company; and (iii) any entity which at any time on or before the Closing Date is or was a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as either the Company, any corporation described in clause (i) of this paragraph or any partnership, trade or business described in clause (ii) of this paragraph.

          An "Associate" of any Person means (i) a corporation or organization
              ---------
of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (iii) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of the Person or any of its parents or subsidiaries.

          (j) Except as set forth in Schedule 4.18(j), (i) to the best knowledge
                                     ----------------
of the Company and Stockholder, the Company is not involved in any transaction or other situation with any employee, officer, director or Affiliate of the Company which may be generally characterized as a "conflict of interest," including, but not limited to, direct or indirect interests in the business of competitors, suppliers or customers of the Company, and (ii) there are no situations with respect to the Company which involved or involves (A) the use of any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity, (B) the making of any direct or indirect unlawful payments to government officials or others from corporate funds or the establishment or maintenance of any unlawful or unrecorded funds, (C) the violation of any of the provisions of The Foreign Corrupt Practices Act of 1977, or any rules or regulations promulgated thereunder, (D) the receipt of any illegal discounts or rebates or any other violation of the antitrust laws or (E) any investigation by the Securities and Exchange Commission or any other federal, foreign, state or local government agency or authority.

          Except as set forth in Schedule 4.18(j) hereto, since December 31,
                                 ----------------
1995, the Company has not, directly or indirectly, purchased, leased from others or otherwise acquired any material property or obtained any material services from, or sold, leased to others or otherwise disposed or any material property or furnished any material services to (except with respect to remuneration for services rendered as a director, officer or employee of the Company), in the ordinary course of business or otherwise, (i) Stockholder, (ii) any Affiliate of the Company, (iii) any person who is an officer or director of the Company or
(iv) any Associate of any person referred to in clause (i), (ii) or (iii) above. Except as set forth in Schedule 4.18(j) hereto, the Company does not owe any
                       ----------------
amount in excess of $10,000 to, or have any contract with or commitment to, Stockholder or any director, officer or employee of the Company (other than for compensation for current services not yet due and payable and reimbursement of expenses arising in the ordinary course of business) and none of such persons owes any amount in excess of $10,000 to the Company.

          Neither the Company nor, to the knowledge of the Company, any officer, employee or agent or other person acting on its behalf has, directly or indirectly, since December 31, 1993, given or agreed to give any gift or similar benefit (other than with respect to bona fide payments for which adequate consideration has been given) to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) (i) which might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) which, if not continued in the future, would have an adverse effect on the assets, business, operations or prospects of the Company or which would subject the Company to suit or penalty in any private or governmental litigation or proceeding, (iii) for any of the purposes described in Section 162(c) of the Code, or (iv) for establishment or maintenance of any concealed fund or concealed bank account.

          4.19       CONTRACTS.  Except as set forth in Schedule 4.19 or any
                     ---------                          -------------
other Schedule hereto, the Company is not a party to or bound by:

          (a) any contract for the purchase, sale or lease of real property;

          (b) any contract with providers of health care services or with Persons that employ or contract with providers of health care services (the "Provider Contracts");
-------------------

          (c) any contract with customer groups or members relating to the provision of dental health care services ("Group Contracts");
                                           ---------------

          (d) any contract for the purchase, licensing or development of software to be used by the Company;

          (e) any consignment, distributor, dealer, sales agency, advertising representative or advertising or public relations contract;

          (f) any guarantee of the obligations or liabilities of customers, suppliers, providers, officers, directors, employees, Affiliates of the Company or other Persons;

          (g) any agreement which provides for, or relates to, the incurrence by the Company of debt for borrowed money or the extension of credit by the Company to any other Person;

          (h) any agreement or understanding with a third Person that restricts the Company from carrying on its business anywhere in the world;

          (i) except for this Agreement, any contract which provides for, or relates to, any non-competition or confidentiality arrangement with any Person, including any current or former officer or employee of the Company;

          (j) any contract or group of related contracts for capital expenditures;

          (k) any partnership, joint venture or other similar arrangement or agreement involving a sharing of profits or losses;

          (l) any contract which involves payments or receipts by the Company of more than $5,000;

          (m) any contract with Stockholder or any Affiliate of the Company or Stockholder;

          (n) any contract not made in the ordinary course; or

          (o) any contract for any purpose (whether or not made in the ordinary course of business or otherwise not required to be listed or described in
Schedule 4.18) which is material to the Company or its business.
-------------

          4.20       STATUS OF CONTRACTS.  Except as set forth in Schedule 4.20
                     -------------------                          -------------
or in any other Schedule hereto, each of the leases, contracts and other agreements, including, without limitation, the Provider Contracts, listed in Schedules 4.13, 4.18(a), 4.18(b) and 4.19 (collectively, the "Company
-----------------------------------------                     -------
Agreements") constitutes a valid and binding obligation of the parties thereto and is in full force and effect and (except as set forth in Schedule 4.3 and
                                                            ------------
except for those Company Agreements which by their terms will expire prior to the Closing Date or are otherwise terminated prior to the Closing Date in accordance with the provisions hereof) will continue in full force and effect after the Closing Date, in each case without breaching the terms thereof or resulting in the forfeiture or impairment of any rights thereunder and without the consent, approval or act of, or the making of any filing with, any other party. The Company has fulfilled and performed in all material respects its obligations under each of the Company Agreements, and the Company is not in, or alleged to be in, breach or default under, nor is there or is there alleged to be any basis for termination of, any of the Company Agreements and, to the best knowledge of the Company and Stockholder, no other party to any of the Company Agreements has breached or defaulted thereunder, and no event has occurred and no condition or state of facts exists which, with the passage of time or the giving of notice or both, would constitute such a default or breach by the Company or, to the best knowledge of the Company and Stockholder, by any such other party. The Company is not currently renegotiating any of the Company Agreements or paying liquidated damages in lieu of performance thereunder. The Company has received no notice of termination of, and neither the Company nor Stockholder is aware of any intent of any of the health care providers bound, directly or indirectly, by any of the Provider Contracts to terminate or fail to renew at payment rates currently in effect, any Provider Contract. Complete and correct copies of each of the Company Agreements have heretofore been delivered to Buyer.

          4.21       NO VIOLATION OR LITIGATION.  Except as set forth in
                     --------------------------
Schedule 4.21:
--------------

          (a) the Company's assets and their uses comply in all material respects with all applicable Requirements of Laws and Court Orders;

          (b) the Company has complied in all material respects with all Requirements of Laws and Court Orders which are applicable to the Company's assets or its business;

          (c) there are no lawsuits, claims, suits, proceedings or investigations pending or, to the best knowledge of the Company or Stockholder, threatened against or affecting the Company or its assets or business nor, to the best knowledge of the Company or Stockholder, is there any basis for any of the same, and there are no lawsuits, suits or proceedings pending in which the Company is the plaintiff or claimant; and

          (d) there is no action, suit or proceeding pending or, to the best knowledge of the Company or Stockholder, threatened which questions the legality or propriety of the transactions contemplated by this Agreement.

          4.22       ENVIRONMENTAL MATTERS.
                     ---------------------

          Except as set forth on Schedule 4.22, the Company has no liability
                                 -------------
under and has not violated any federal, state and local environmental or health and safety-related laws, regulations, rules and ordinances ("Environmental Laws") and is in compliance in all material respects with all applicable Environmental Laws; and there is no Requirement of Law, Court Order, action, suit, proceeding, investigation or notice of any possible violation or liability relating to any Environmental Law which does or may have a Material Adverse Effect on the Company.

          4.23       INSURANCE.  The Company is included within policies of
                     ---------
fire and casualty, liability (general and other liability), workers' compensation and other forms of insurance and bonds maintained by Stockholder or its Affiliates in such amounts and against such risks and losses as are insured against by companies engaged in the same or a similar business. Schedule 4.23
                                                                 -------------
sets forth a certificate of insurance evidencing proof of coverage for the Company, including professional liability insurance. Stockholder and its Affiliates shall keep or cause such insurance or comparable insurance in full force and effect through the Closing Date. The Company has complied in all material respects with each of such insurance policies and has not failed to give any material notice or present any claim thereunder in a due and timely manner. Except as disclosed in Schedule 4.23, the full policy
                                -------------
limits (subject to deductibles provided in such policies) are available and unimpaired under each such policy and to the best knowledge of the Company and Stockholder, no insurer under any of such policies has a basis to void such policy on grounds of non-disclosure on the part of the policyholder or the insured thereunder. Each of such policies is in full force and effect and will not in any way be affected by or terminate or lapse by reason of the transactions contemplated by this Agreement. The Company has delivered to Buyer correct and complete copies of the most recent inspection reports, if any, received from insurance underwriters as to the condition of the Company's assets.

          4.24       NO FINDER.  Neither the Company or Stockholder nor any
                     ---------
Person acting on behalf of the Company or Stockholder has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

          4.25       BUDGETS.  The Company had total revenues of $213,915.00
                     -------
for the month ended August 31, 1996, and had total membership of 60,215 at August 31, 1996. The Company and Stockholder shall promptly notify Buyer in the event that the Company or Stockholder becomes aware of any fact or circumstances that the Company or Stockholder reasonably believes will cause the Company's total revenues for the month ended January 31, 1997, or the Company's total membership at January 31, 1997 to vary materially from the Company's total revenues and total membership at August 31, 1996.

          4.26       DISCLOSURE.  None of the representations or warranties of
                     ----------
Stockholder contained herein, none of the information contained in the Schedules referred to in this Article IV, and none of the other information, certificates
                    ----------
or documents furnished or to be furnished to Buyer or any of its representatives by the Company, Stockholder or their representatives pursuant to the terms of this Agreement, is false or misleading in any material respect or omits to state a fact herein or therein necessary to make the statements herein or therein not misleading in any material respect. There is no fact which adversely affects or in the future is likely to adversely affect the Company's assets or its business in any material respect which has not been set forth or referred to in this Agreement or the Schedules hereto.


                                   ARTICLE V
                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

          As an inducement to the Company and Stockholder to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer hereby represents and warrants to the Company and Stockholder and agrees as follows:

          5.1        ORGANIZATION.  Buyer is a corporation duly organized,
                     ------------
validly existing and in good standing under the laws of the State of Delaware and has corporate power and authority to own or lease and to operate and use its properties and assets and to carry on its business as now conducted.

          5.2        AUTHORITY.
                     ---------

          (a) Buyer has full corporate power and authority to execute, deliver and perform this Agreement and all of the Buyer Ancillary Agreements. The execution, delivery and performance of this Agreement and the Buyer Ancillary Agreements by Buyer have been duly authorized and approved by Buyer's Board of Directors and no other corporate proceedings on the part of Buyer are necessary to authorize this Agreement, the Buyer Ancillary Agreements and the transactions contemplated hereby and thereby. This Agreement has been duly authorized, executed and delivered by Buyer and is the legal, valid and binding obligation of Buyer enforceable in accordance with its terms, and each of the Buyer Ancillary Agreements has been duly authorized by Buyer and upon execution and delivery by Buyer will be a legal, valid and binding obligation of Buyer enforceable in accordance with its terms, in each case except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (b) Neither the execution and delivery of this Agreement or any of the Buyer Ancillary Agreements or the consummation of any of the transactions contemplated hereby or thereby nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof will:

       (i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, or result in the creation or imposition of any Encumbrance upon any of Buyer's assets under, (A) the Certificate or Articles of Incorporation or By-laws of Buyer, (B) any material note, instrument, agreement, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which Buyer is a party or any of its material assets or business is subject or by which Buyer is bound, (C) any material Court Order to which Buyer is a party or any of its material assets or business is subject or by which Buyer is bound or (D) any material Requirements of Laws affecting Buyer or any of its material assets or business, except for, in the case of clauses (B) or
     (C) of this subparagraph (i), any such conflicts, breaches, defaults, rights or Encumbrances that, individually or in the aggregate, would not have a Material Adverse Effect on Buyer and its subsidiaries, taken as a whole, materially impair the ability of Buyer to perform its obligations hereunder or materially interfere in the consummation of any of the transactions contemplated hereby; or

       (ii) require the approval, consent, authorization or act of, or the making by Buyer of any declaration, filing or registration with, any third Person.

          5.3        NO FINDER.  Neither Buyer nor any Person acting on behalf
                     ---------
of Buyer has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

          5.4        INVESTMENT INTENT.  Buyer is acquiring the Shares for its
                     -----------------
own account and not with a view to their distribution within the meaning of
Section 2(11) of the Securities Act of 1933, as amended.

          5.5        FINANCING.  On the date of this Agreement, Buyer has, and
                     ---------
at the time of the Closing Buyer will have, available funds or financing sufficient to enable Buyer to purchase the Shares for cash as provided in
Article 2.

          5.6        CERTAIN PROCEEDINGS.  There are no lawsuits, claims, suits,
                     -------------------
proceedings or investigations pending or, to the best knowledge of Buyer, threatened against Buyer and that challenges, or may have the effect of preventing, delaying, making illegal or otherwise interfering with, this Agreement, any of the Buyer Ancillary Agreements or the transactions contemplated hereby or thereby.


                                  ARTICLE VI
                       ACTION PRIOR TO THE CLOSING DATE
                       --------------------------------

          The respective parties hereto covenant and agree to take the following actions between the date hereof and the Closing Date:

          6.1        INVESTIGATION OF THE COMPANY.  The Company and Stockholder
                     ----------------------------
shall afford to the officers, employees and authorized representatives of Buyer including, without limitation, its independent public accountants, attorneys and financial advisors), reasonable access during normal business hours to the offices, properties, employees and business and financial records (including, without limitation, computer files, retrieval programs and similar documentation) of or relating to the Company to the extent Buyer shall deem necessary or desirable, and shall furnish to Buyer or its authorized representatives such additional information concerning the operations, properties and businesses of the Company as may be reasonably requested in writing, to enable Buyer or its authorized representatives to conduct an audit of the eligibility, premium data and cash collections of the Company, to verify the accuracy of the representations and warranties contained in this Agreement, to verify the accuracy of the financial statements referred to in Section 4.4 and to determine whether the conditions
                          -----------
set forth in Articles VIII have been satisfied.  Buyer agrees that such
             -------------
investigations shall be conducted in such manner as not to interfere unreasonably with the operation of the business of the Company. Buyer shall advise Stockholder and the Company of any matters discovered in the course of such investigation which Buyer believes indicates that Stockholder's representations and warranties hereunder are inaccurate in any material respect. No investigation made by Buyer or its authorized representatives hereunder shall affect the representations and warranties of Stockholder hereunder.

          6.2        PRESERVE ACCURACY OF REPRESENTATIONS AND WARRANTIES.  Each
                     ---------------------------------------------------
of the parties hereto shall refrain from taking any action which would render any representation or warranty contained in Article IV or V of this Agreement
                                            ----------    -
inaccurate as of the Closing Date. Each party shall promptly notify the other parties of any action, suit or proceeding that shall be instituted or threatened against such party to restrain, prohibit or otherwise challenge the legality of any transaction contemplated by this Agreement. The Company shall promptly notify Buyer of any lawsuit, claim, proceeding or investigation that may be instituted or threatened against the Company which would have been listed in
Schedule 4.21 if such lawsuit, claim, proceeding or investigation had arisen
-------------
prior to the date hereof.

          6.3        CONSENTS OF THIRD PARTIES; GOVERNMENTAL APPROVALS.
                     -------------------------------------------------

          (a) The Company and Stockholder will act diligently and reasonably to secure, before the Closing Date, the consent, approval or waiver, in form and substance reasonably satisfactory to Buyer, from any party to any Company Agreement required to satisfy the conditions set forth in Section 8.5; provided
                                                          -----------  --------
that no party hereto shall have any obligation to offer or pay any consideration in order to obtain any such consents or approvals; and provided, further, that
                                                       --------  -------
the Company shall not make any agreement or understanding affecting the Company or its assets or business as a condition for obtaining any such consents or waivers except with the prior written consent of Buyer. During the period prior to the Closing Date, Buyer shall act diligently and reasonably to cooperate with the Company to obtain the consents, approvals and waivers contemplated by this Section 6.3(a).
                     --------------

          (b) During the period prior to the Closing Date, the parties hereto shall act diligently and reasonably, and shall cooperate with each other, to secure any consents and approvals of any Governmental Body required to be obtained by them in order to permit the consummation of the transactions contemplated by this Agreement or to otherwise satisfy the conditions set forth in Sections 8.4 and 9.3; provided that the Company shall not make any agreement
   ------------     ---  --------
or understanding affecting the Company or its assets or business as a condition for obtaining any such consents or approvals except with the prior written consent of Buyer.

          6.4        CONDUCT OF BUSINESS BY THE COMPANY PENDING THE CLOSING.
                     ------------------------------------------------------

          (a) Except as expressly contemplated by this Agreement, the Company shall (and Stockholder shall cause the Company to) carry on its business in, and not enter into any material transaction other than in accordance with, the ordinary course consistent with past practice and, to the extent consistent therewith, use its reasonable best efforts to preserve intact its current business organization and preserve its relationships with customers, suppliers and others having business dealings with it (except, in each case, with the prior written consent of Buyer). In connection therewith, Stockholder shall not
(i) transfer or cause to be transferred any employee or agent of the Company to any of the Company's Affiliates, (ii) offer employment to any such employee or agent or (iii) otherwise attempt to persuade any such employee or agent to terminate his or her relationship with the Company. Without limiting the generality of the foregoing, and except as expressly contemplated by this Agreement, the Company shall not, without the prior written consent of Buyer:

       (i) (A) declare, set aside or pay any dividends on, or make any other actual, constructive or deemed distributions in respect of, any of its capital stock, or otherwise make any payments to Stockholder in its capacity as such, (B) split, combine or reclassify any of its capital stock or issue, sell or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (C) purchase, redeem or otherwise acquire any shares of capital stock of the Company or any other securities thereof;

       (ii) issue, deliver, sell, pledge, dispose of or otherwise encumber any shares of its capital stock or other securities (including, without limitation, any rights, warrants or options to acquire any shares of its capital stock or other securities);

       (iii) amend its Articles of Incorporation or By-laws;

       (iv) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;

       (v) except in the ordinary course of business consistent with past practices, incur or assume any indebtedness for borrowed money, enter into (as lessee) any capitalized lease obligation, guarantee any such indebtedness or obligation, issue or sell any debt securities, guarantee any debt securities of others or make any loans, advances or capital contributions to, or investments in, any other Person;

       (vi) except in the ordinary course of business consistent with past practices, make or incur any new capital expenditure;

       (vii) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction thereof in the ordinary course of business consistent with past practice;

       (viii) alter through merger, liquidation, reorganization, restructuring or in any other fashion its corporate structure;

       (ix) enter into or adopt any bonus, incentive, deferred compensation, insurance, medical, hospital, disability or severance plan, agreement or arrangement or enter into any employee benefit plan or employment, consulting or management agreement, other than any such amendment to an employee benefit plan that is made to maintain the qualified status of such plan or its continued compliance with applicable law;

       (x) make any change in accounting practices or policies applied in the preparation of the financial statements referred to in Section 4.4, except
                                                            -----------
     as required by generally accepted accounting principles;

       (xi) except in the ordinary course of business consistent with past practices, modify any of the agreements, understandings, obligations, commitments, indebtedness or other obligations set forth in any of the Schedules to this Agreement, enter into any agreement, understanding, obligation or commitment, or incur any indebtedness or obligation, of the type that would have been required to be listed on Schedule 4.19 if in existence on
                                              -------------
     the date hereof, or enter into any contract which requires any approval or consent by any other Person to the transactions contemplated by this Agreement;

       (xii) except in the ordinary course of business consistent with past practices, pay or commit to pay any bonus to any officer or employee of the Company or make any other material change in the compensation of its employees;

       (xiii) except in the ordinary course of business consistent with past practices, make any change in its business or operations;

       (xiv) enter into any contract for the purchase or lease of real property;

       (xv) sell, lease (as lessor), transfer or otherwise dispose of (including any transfers from the Company to Stockholder or any of its Affiliates), or mortgage or pledge, or impose or suffer to be imposed any Encumbrance on, any of the Company's assets;

       (xvi) except in the ordinary course of business consistent with past practices, cancel any debts owed to or claims held by the Company (including the settlement of any claims or litigation);

       (xvii) accelerate or delay collection of any notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of its business consistent with past practice;

       (xviii) delay or accelerate payment of any account payable or other liability beyond or in advance of its due date or the date when such liability would have been paid in the ordinary course of its business consistent with past practice; or

       (xix) enter into any other transaction affecting the business of the Company, other than in the ordinary course of business consistent with past practice or as expressly contemplated by this Agreement.

          6.5        NOTIFICATION OF CERTAIN MATTERS.  The Company shall
                     -------------------------------
promptly advise Buyer in writing of (a) any change or event having a Material Adverse Effect on the Company, (b) any notice or other communication from any third Person alleging that the consent of such third Person is or may be required in connection with the transactions contemplated by this Agreement, and (c) any material default under any Company Agreement or event which, with notice or lapse of time or both, would become such a default on or prior to the Closing Date and of which the Company or Stockholder has knowledge.

          6.6        MUTUAL COOPERATION; REASONABLE BEST EFFORTS.  The parties
                     -------------------------------------------
hereto shall cooperate with each other, and shall use their respective reasonable best efforts to cause as promptly as possible the fulfillment of the conditions to each other party's obligations hereunder, including without limitation Sections 8.3 and 9.2, and to obtain as promptly as possible all
           ------------     ---
consents, authorizations, orders or approvals from each and every third party, whether private or governmental, required in connection with the transactions contemplated by this Agreement; provided, however, that the foregoing shall not
                                --------  -------
require Buyer or the Company to make any divestiture or consent to any divestiture in order to fulfill any condition or obtain any consent, authorization or approval.

          6.7        NO SOLICITATION.  Until such time as this Agreement may be
                     ---------------
terminated pursuant to Article XII, each of the Company and Stockholder shall not, nor shall it authorize or permit any of its Affiliates or any officer, director, employee, investment banker, attorney or other adviser or representative of the Company or any of its Affiliates to, (i) solicit, initiate, or encourage the submission of, any Acquisition Proposal (as hereinafter defined), (ii) enter into any agreement with respect to any Acquisition Proposal or (iii) except to the extent required by law as advised by counsel in writing, participate in any discussions or negotiations regarding, or furnish to any person any information for the purpose of facilitating the making of, or take any other action to facilitate any inquiries or the making of, any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal. Without limiting the foregoing, it is understood that any violation, of which the Company or any of its Affiliates had knowledge at the time of such violation, of the restrictions set forth in the immediately preceding sentence by any officer, director, employee, investment banker, attorney, employee, or other adviser or representative of the Company or any of its Affiliates, whether or not such Person is purporting to act on behalf of the Company or any of its Affiliates or otherwise, shall be deemed to be a breach of this Section 6.7 by the Company and its Affiliates. The Company promptly shall
     -----------
advise Buyer of any Acquisition Proposal and any inquiries with respect to any Acquisition Proposal. For purposes of this Agreement, "Acquisition Proposal"
                                                        --------------------
means any proposal for a merger or other business combination involving the Company or any proposal or offer to acquire in any manner, directly or indirectly, an equity interest in the Company, any voting securities of the Company or a substantial portion of the assets of the Company.

          6.8        SUBSEQUENT FINANCIAL STATEMENTS.  Prior to the Closing
                     -------------------------------
Date, the Company shall deliver to Buyer, not later than 15 days after the end of each monthly period and in the form customarily prepared by the Company, the unaudited internal financial statements of the Company, including an income statement, for the monthly period then ended and for the period from the beginning of the current fiscal year to the end of such monthly period.

          6.9        FILING WITH MISSOURI DEPARTMENT OF INSURANCE.  The parties
                     --------------------------------------------
agree to cooperate, and Stockholder agrees to cause the Company to cooperate, in the filing of such applications and supporting information required to be filed with the Department of Insurance of the State of Missouri in order to obtain the necessary approval of the Missouri Department of Insurance of this Agreement, including the transactions and other agreements contemplated hereby. Each party agrees to make all filings required to be made by it in order to obtain such approval of the Missouri Department of Insurance, and to make available to the others such information relative to its business and assets as may be required to file any additional information requested by the Missouri Department of Insurance.

          6.10       FINANCIAL REPORTS.  Stockholder shall give access to Buyer
                     -----------------
and the representatives of Buyer to all records and personnel under their control, including any affiliated entities, to the extent reasonably requested by Buyer or the Company, so that all historical or pro forma financial statements and any reports thereon required to be prepared or filed with the Missouri Department of Insurance or any other governmental body relating to the Company or Buyer may be so prepared or filed on a timely basis.


                                  ARTICLE VII
                             ADDITIONAL AGREEMENTS
                             ---------------------

          7.1        COVENANT NOT TO COMPETE.  In furtherance of the
                     -----------------------
transactions contemplated hereunder and more effectively to protect the value and goodwill of the assets and business of the Company to be acquired hereby, Stockholder and Parent covenant and agree that, for a period of five years following the Closing Date, neither Stockholder or Parent, nor any Affiliate of Stockholder or Parent, will:

          (a) directly or indirectly (whether as principal, agent, partner, equity holder or otherwise) compete with Buyer by operating a Prepaid Dental Insurance Plan, or otherwise own, manage, operate, control, participate in, perform services for or otherwise carry on, a business similar to or in competition with the business of the Company anywhere in the States of Missouri or Illinois;

          (b) induce or attempt to persuade any employee, agent or customer of the Company to terminate such employment, agency or business relationship; or

          (c) except as required by law or regulation, or pursuant to subpoena or any action by a court or regulatory body, divulge or make use of any trade secrets or other confidential information of the Company's business other than to disclose such secrets and information to Buyer or its Affiliates;

provided, however, that paragraphs (a) and (b) shall not be applicable to
--------  -------
Persons that become Affiliates of Parent or Stockholder through a transaction which changes the majority ownership of Parent or Stockholder.

          Without limiting the right of Buyer to pursue other legal and equitable rights available to it for violation of this Section 7.1 by
                                                       -----------
Stockholder or Parent, it is agreed that other remedies cannot fully compensate Buyer and the Company for such violation and that Buyer and the Company shall each be entitled to injunctive relief to prevent violation or continuing violation thereof. It is the intent and understanding of each party hereto that if, in any action before any court or agency legally empowered to enforce this
Section 7.1, any term, restriction, covenant or promise in this Section 7.1 is
-----------                                                     -----------
found to be unreasonable and for that reason unenforceable, then such term, restriction, covenant or promise shall be deemed modified to the extent necessary to make it enforceable by such court or agency.

          Notwithstanding the foregoing, the obligations of Stockholder and Parent hereunder shall terminate in the event that, at any time during the five-year period following the Closing Date, Buyer or any Affiliate thereof acquires control of or otherwise begins to operate any organization that provides, reimburses or indemnifies against the cost of, or arranges for the provision of medical and related services of the nature currently provided by Parent and Stockholder, other than dental and related services of the nature currently provided by Buyer or the Company; provided, however, that this paragraph shall
                                  --------  -------
not be applicable to Persons that become Affiliates of Buyer through a transaction which changes the majority ownership of Buyer.

                                 ARTICLE VIII
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER
                 --------------------------------------------

          The obligations of Buyer under this Agreement shall, at the option of Buyer, be subject to the satisfaction, on or prior to the Closing Date, of the following conditions (any of which may be waived by Buyer in whole or in part):

          8.1        NO MISREPRESENTATION OR BREACH OF COVENANTS AND WARRANTIES.
                     ----------------------------------------------------------
There shall have been no material breach by the Company or Stockholder in the performance of any of their respective covenants and agreements herein; none of the representations and warranties of the Company or Stockholder contained or referred to herein shall be untrue or incorrect in any material respect and at the Closing Date such representations and warranties shall be true and correct in all material respects as though made at the Closing Date except for changes therein specifically permitted by this Agreement and there shall have been delivered to Buyer a certificate or certificates to such effect, dated the Closing Date and signed by the President of the Company and by the President or any Vice President of Stockholder.

          8.2        NO MATERIAL ADVERSE CHANGES OR DESTRUCTION OF PROPERTY.
                     ------------------------------------------------------
Between the date hereof and the Closing Date, there shall have been (a) no change or event having a Material Adverse Effect on the Company; and (b) no material damage to the Company's property or assets by fire, flood, casualty, act of God or the public enemy or other cause, regardless of insurance coverage for such damage; and there shall have been delivered to Buyer a certificate or certificates to such effect, dated the Closing Date and signed by the President of the Company and by the President of Stockholder.

          8.3        NO RESTRAINT OR LITIGATION.  No action, suit, investigation
                     --------------------------
or proceeding shall have been instituted or threatened to restrain, prohibit or otherwise challenge the legality or validity of the transactions contemplated hereby. No temporary restraining order, preliminary or permanent injunction or other order issued by a court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect.

          8.4        NECESSARY GOVERNMENTAL APPROVALS.  The parties shall have
                     --------------------------------
received all approvals and actions of or by all Governmental Bodies which are necessary to consummate the transactions contemplated hereby, which are either specified in Schedule 4.3 or otherwise required to be obtained prior to the
             ------------
Closing by applicable Requirements of Laws, or which are necessary to prevent a Material Adverse Effect on the Company.

          8.5        NECESSARY CONSENTS.  The Company and Stockholder shall have
                     ------------------
received consents, in form and substance reasonably satisfactory to Buyer, to the transactions contemplated hereby from the other parties to all material contracts, leases, agreements and permits to which the Company is a party or by which the Company or any of its material assets is affected which are necessary to prevent a Material Adverse Effect on the Company.

          8.6        JOINT MARKETING/PROVIDER AGREEMENT.  The Joint
                     ----------------------------------
Marketing/Provider Agreement shall have been duly executed and delivered by the Company and Stockholder, shall be in full force and effect and shall have been approved to the extent necessary by the Missouri Department of Insurance.

          8.7        TRANSITION SERVICES AGREEMENT.  The Transition Services
                     -----------------------------
Agreement shall have been duly executed and delivered by the Company and Stockholder, shall be in full force and effect and shall have been approved to the extent necessary by the Missouri Department of Insurance.

          8.8        RIGHT OF FIRST NEGOTIATION AGREEMENT.  The Right of First
                     ------------------------------------
Negotiation Agreement shall have been duly executed and delivered by the Company, Stockholder and HealthCare USA, shall be in full force and effect and shall have been approved to the extent necessary by the Missouri Department of Insurance.

          8.9        TERMINATION OF AGREEMENTS.  Except as expressly
                     -------------------------
contemplated hereby, all agreements and all other arrangements between the Company and Stockholder, including the Administrative Services Agreement and the Dental Provider/Services Agreement, shall have been terminated without the Company retaining any liability with respect thereto, regardless of the date such liability was incurred.

          8.10       SETTLEMENT OF INTERCOMPANY ACCOUNTS.  All intercompany
                     -----------------------------------
accounts between the Company and Stockholder shall have been settled and satisfied in full as of the Closing Date, including all amounts due under the Administrative Services Agreement, which shall have been finally determined and satisfied as of the Closing Date. Not in limitation of the generality of the foregoing, all accounts receivable by the Company from Stockholder or any Affiliate thereof shall be paid and settled on or prior to the Closing Date.

          8.11       AMOUNT OF CASH.  The amount of cash and cash equivalents
                     --------------
held by the Company on the Closing Date shall not be less than $450,000 (in addition to cash received by the Company upon payment of the accounts receivable referred to in Section 8.10); and there shall have been delivered a certificate
               ------------
or
certificates to such effect, dated the Closing Date and signed by the President of the Company.

          8.12       NO MATERIAL LOSS OF GROUPS.  Not in limitation of anything
                     --------------------------
to the contrary, there shall have not been any material loss of business due to the failure of any Group Contracts to be renewed on or prior to the latter of January 1, 1997 or the Closing Date.


                                  ARTICLE IX
                      CONDITIONS PRECEDENT TO OBLIGATIONS
                        OF THE COMPANY AND STOCKHOLDER
                        ------------------------------

          The obligations of the Company and Stockholder under this Agreement shall, at the option of the Company and Stockholder, be subject to the satisfaction, on or prior to the Closing Date, of the following conditions (any of which may be waived by the Company and Stockholder in whole or in part):

          9.1        NO MISREPRESENTATION OR BREACH OF COVENANTS AND WARRANTIES.
                     ----------------------------------------------------------
There shall have been no material breach by Buyer in the performance of any of its covenants and agreements herein; none of the representations and warranties of Buyer contained or referred to herein shall be untrue or incorrect in any material respect and at the Closing Date such representations and warranties shall be true and correct in all material respects as though made at the Closing Date except for changes therein specifically permitted by this Agreement; and there shall have been delivered to Stockholder a certificate or certificates to such effect, dated the Closing Date and signed on behalf of Buyer by the Chief Executive Officer, President or any Vice President of Buyer.

          9.2        NO RESTRAINT OR LITIGATION.  No action, suit, investigation
                     --------------------------
or proceeding shall have been instituted or threatened to restrain, prohibit or otherwise challenge the legality or validity of the transactions contemplated hereby. No temporary restraining order, preliminary or permanent injunction or other order issued by a court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect.

          9.3        NECESSARY GOVERNMENTAL APPROVALS.  The parties shall have
                     --------------------------------
received all approvals and actions of or by all Governmental Bodies which are necessary to consummate the transactions contemplated hereby, which are either specified in Schedule 4.3 or otherwise required to be obtained prior to the
             ------------
Closing by applicable Requirements of Laws, or which are necessary to prevent a Material Adverse Effect on the Company.

                                   ARTICLE X
                                INDEMNIFICATION
                                ---------------

          10.1       INDEMNIFICATION BY STOCKHOLDER.  From and after the
                     ------------------------------
Closing Date, Stockholder shall indemnify and hold harmless each Buyer Group Member from and against any and all Losses and Expenses incurred by such Buyer Group Member in connection with or arising from:

          (a) any breach or failure to perform by the Company or Stockholder of any of their respective agreements, covenants or obligations in this Agreement (other than in Section 4.7, as to which Article XI applies) or in any Company
               -----------              ----------
Ancillary Agreement or Stockholder Ancillary Agreement; and

          (b) any breach of any warranty or the inaccuracy of any representation of the Company or Stockholder contained in this Agreement or any certificate delivered by or on behalf of the Company or Stockholder pursuant hereto (other than in Section 4.7, as to which Article XI applies);
        -----------              ----------

provided, however, that Stockholder shall not be required to indemnify and hold
--------  -------
harmless hereunder with respect to any provision of Article IV (other than
                                                    ----------
Section 4.7, as to which Article XI applies) until the aggregate amount (without
-----------              ----------
duplication) of Losses and Expenses borne by the Buyer Group Members with respect thereto exceeds $55,000, and the Buyer Group Members shall be entitled to indemnification hereunder with respect to the aggregate amount of Losses and Expenses in excess of such amount; provided, further, that Stockholder's
                                   --------  -------
obligation to indemnify and hold Buyer Group Members harmless pursuant to this

Section 10.1 shall be limited to $1,925,000.
------------

          The indemnification provided for in Section 10.1(b) shall terminate
                                              ---------------
one year after the Closing Date (and no claims shall be made by any Buyer Group Member under this Section 10.1 thereafter), except that the indemnification
                  ------------
obligation of Stockholder shall continue as to:

          (i) the representations and warranties set forth in Sections 4.1 and
                                                              ------------
     4.16, as to all of which no time limitation shall apply;
     ----

         (ii) any Loss or Expense of which any Buyer Group Member has notified Stockholder in accordance with the requirements of Section 10.3 on or prior
                                                        ------------
     to the date such indemnification obligation would otherwise terminate in accordance with this Section 10.1, as to which the indemnification
                          ------------
     obligation of Stockholder shall continue until the liability of Stockholder shall have been determined pursuant to this Article X, and
                                                 ---------

     Stockholder shall have reimbursed all Buyer Group Members for the full amount of such Loss and Expense for which Stockholder is responsible in accordance with this Article X.
                          ---------

          10.2       NOTICE AND DETERMINATION OF CLAIMS.
                     ----------------------------------

          (a) If any Buyer Group Member believes that it has suffered or incurred any Loss or incurred any Expense, such Buyer Group Member (the "Indemnified Person"), shall so notify the parties obligated to provide
-------------------
indemnification to such Indemnified Person (the "Indemnitor") promptly in
                                                 ----------
writing (the "Claim Notice") describing such Loss or Expense, the amount
              ------------
thereof, if known, and the method of computation of such Loss or Expense, all with reasonable particularity and containing a reference to the provisions of this Agreement, any certificate delivered pursuant hereto or any Company Ancillary Agreement or Stockholder Ancillary Agreement in respect of which such Loss or Expense shall have occurred; provided, however, that the omission by the
                                     --------  -------
Indemnified Person to give notice as provided herein shall not relieve the Indemnitor of its indemnification obligation under this Article X except to the
                                                        ---------
extent that such omission results in a failure of actual notice to the Indemnitor and such Indemnitor is materially damaged as a result of such failure to give notice.

          (b) After the giving of any Claim Notice pursuant hereto, the amount of indemnification to which an Indemnified Person shall be entitled under this
Article X shall be determined: (i) by the written agreement between the
---------
Indemnified Person and the Indemnitor; (ii) by a final judgment or decree of any court of competent jurisdiction; or (iii) by any other means to which the Indemnified Person and the Indemnitor shall agree. The judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken shall have been finally determined. The Indemnified Person shall have the burden of proof in establishing the amount of Loss and Expense suffered by it.

          (c) If there shall be any conflicts between the provisions of this
Article X and Section 11(c) (relating to Tax contests), the provisions of
---------     -------------
Section 11.1(c) shall control with respect to Tax contests.
---------------

          10.3       THIRD PERSON CLAIMS.  In the event of any claim for
                     -------------------
indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third Person, the Indemnified Persons shall give such notice thereof to the Indemnitor not later than 20 business days prior to the time any response to the asserted claim is required, if possible, and in any event within 15 days following the date such Indemnified Person has actual knowledge thereof; provided, however, that the omission by such
                   --------  -------

Indemnified Person to give notice as provided herein shall not relieve the Indemnitor of its indemnification obligation under this Article X except to the
                                                        ---------
extent that such omission results in a failure of actual notice to the Indemnifying Person and such Indemnifying Person is materially damaged as a result of such failure to give notice. The Indemnified Person shall have the right to conduct and control, through counsel of its choosing, the defense of any third Person claim, action or suit against such Indemnified Person as to which indemnification will be sought by any Indemnified Person from any Indemnitor hereunder, and in any such case the Indemnitor shall cooperate in connection therewith and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested by the Indemnified Person in connection therewith; provided, that the Indemnitor may participate, through counsel chosen
           --------
by it and at its own expense, in the defense of any such claim, action or suit as to which the Indemnified Person has so elected to conduct and control the defense thereof; and provided, further, that the Indemnified Person shall not,
                     --------  -------
without the written consent of the Indemnitor (which written consent shall not be unreasonably withheld), pay, compromise or settle any such claim, action or suit, except that no such consent shall be required if, following a written request from the Indemnified Person, the Indemnitor shall fail, within 14 days after the making of such request, to respond to such Indemnified Person. Notwithstanding the foregoing, the Indemnified Person shall have the right to pay, settle or compromise any such claim, action or suit without such consent, provided that in such event the Indemnified Person shall waive any right to
--------
indemnity therefor hereunder.


                                  ARTICLE XI
                                     TAXES
                                     -----

           11.1      LIABILITY FOR TAXES.
                     -------------------

          (a) Except as shown as a liability or reserve on the Balance Sheet, Stockholder shall be liable for, and indemnify each Buyer Group Member against, all Taxes imposed on the Company or for which the Company may otherwise be liable for any taxable year or period that ends on or before the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period ending on and including the Closing Date.

          (b) Buyer shall be liable for, and indemnify Stockholder against, Taxes imposed on the Company for any taxable year or period that begins after the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period beginning after the Closing Date.

          (c) For purposes of paragraphs (a) and (b) of this Section 11.1,
                                                             ------------
whenever it is necessary to determine the liability for Taxes of the Company for a Straddle Period, the determination of the Taxes of the Company for the portion of the Straddle Period ending on and including, and the portion of the Straddle Period beginning after, the Closing Date shall be determined by assuming that the Straddle Period consisted of two taxable years or periods, one which ended at the close of the Closing Date and the other which began at the beginning of the day following the Closing Date, and items of income, gain, deduction, loss or credit of the Company for the Straddle Period shall be allocated between such two taxable years or periods on a "closing of the books basis" by assuming that the books of the Company were closed at the close of the Closing Date, provided,
                                                                       --------
however, that exemptions, allowances or deductions that are calculated on an
-------
annual basis, such as the deduction for depreciation, shall be apportioned between such two taxable years or periods on a daily basis.

          (d) Stockholder will pay, and will indemnify Buyer and the Company against, any real property transfer or gains Tax, sales Tax, use Tax, stamp Tax, stock transfer Tax, or other similar Tax imposed on the transactions contemplated by this Agreement.

          (e) Within 20 days after the date of this Agreement, Stockholder will deliver or cause to be delivered to Buyer true and complete copies of: (i) all income Tax Returns of the Company requested by Buyer, including applicable portions of Tax Returns of the Company Group; and (ii) any work papers or other supporting data requested by Buyer relating to "income Taxes payable" reflected in the Audited Financial Statements and the Unaudited Financial Statements, relating to Tax Returns made available pursuant to (i), or relating to Tax Returns referred to in (i) not yet filed.

          11.2       FILING OF TAX RETURNS.  Stockholder shall timely file or
                     ---------------------
cause to be timely filed when due (taking into account all extensions properly obtained) all Tax Returns that are required to be filed by or with respect to the Company on or prior to the Closing Date and Stockholder shall remit or cause to be remitted any Taxes due in respect of such Tax Returns, and Buyer shall timely file or cause to be timely filed when due (taking into account all extensions properly obtained) all Tax Returns that are required to be filed by or with respect to the Company after the Closing Date and Buyer shall remit or cause to be remitted any Taxes due in respect of such Tax Returns. Any Tax Return required to be filed by Buyer pursuant to this Section 11.2 relating in
                                                      ------------
whole or in part to Taxes for which Stockholder is liable pursuant to Section
                                                                      -------
11.1 shall be submitted to Stockholder for Stockholder's approval not later than
----
30 days prior to the due date for the filing of such Tax Return. Stockholder or Buyer shall pay the other party for the Taxes for which Stockholder or Buyer, respectively, is liable pursuant to Section 11.1 but which are payable with any Tax Return to be
                   ------------
filed by the other party pursuant to this Section 11.2 upon the written request
                                          -------------
of the party entitled to payment, setting forth in detail the computation of the amount owed by Stockholder or Buyer, as the case may be, but in no event later than 10 days prior to the due date for the filing of such Tax Return. All Tax Returns which Stockholder is required to file or cause to be filed in accordance with this Section 11.2 shall be prepared and filed in a manner consistent with
          ------------
past practice and, on such Tax Returns, no position shall be taken, elections made or method adopted that is inconsistent with positions taken, elections made or methods used in preparing and filing similar Tax Returns in prior periods (including, but not limited to, positions which would have the effect of deferring income to periods for which Buyer is liable or accelerating deductions to periods for which Stockholder are liable).

          11.3       CONTEST PROVISIONS.  Buyer shall notify Stockholder in
                     ------------------
writing upon receipt by Buyer, any of its Affiliates, or the Company of notice of any pending or threatened federal, state, local or foreign Tax audits or assessments which may materially affect the Tax liabilities of the Company for which Stockholder would be required to indemnify Buyer pursuant to this Article
                                                                        -------
XI, provided that failure to comply with this provision shall not affect Buyer's
--
right to indemnification hereunder except to the extent such failure materially impairs Stockholder's ability to contest any such Tax liabilities.

          Stockholder shall have the sole right to represent the Company's interests in any Tax audit or administrative or court proceeding relating to taxable periods ending on or before the Closing Date, and to employ counsel of its choice at its expense, provided, however, that Buyer and its representatives
                           --------  -------
shall be permitted, at Buyer's expense, to be present at, and participate in, any such audit or proceeding. Notwithstanding the foregoing, neither Stockholder nor any Affiliate of Stockholder shall be entitled to settle, either administratively or after the commencement of litigation, any claim for Taxes which would adversely affect the liability for Taxes of Buyer, the Company or any Affiliate thereof for any period after the Closing Date to any extent (including, but not limited to, the imposition of income Tax deficiencies, the reduction of asset basis or cost adjustments, the lengthening of any amortization or depreciation periods, the denial of amortization or depreciation deductions, or the reduction of loss or credit carry forwards) without the prior written consent of Buyer, which consent may be withheld in the sole discretion of Buyer unless Stockholder has indemnified Buyer in a manner acceptable to Buyer against the effects of any such settlement.

          11.4       ASSISTANCE AND COOPERATION.  After the Closing Date,
                     --------------------------
Stockholder and Buyer shall (and cause their respective Affiliates to):

          (a) timely sign and deliver such certificates or forms as may be necessary or appropriate to establish an exemption from (or otherwise reduce), or file Tax Returns or other reports with respect to, Taxes described in Section
                                                                         -------
11.1(d) (relating to sales, transfer and similar Taxes);
-------

          (b) assist the other party in preparing any Tax Returns which such other party is responsible for preparing and filing in accordance with Section
                                                                       -------
11.2;
----

          (c) cooperate fully in preparing for any audits of, or disputes with taxing authorities regarding, any Tax Returns of the Company;

          (d) make available to the other and to any taxing authority as reasonably requested all information, records, and documents relating to Taxes of the Company;

          (e) provide timely notice to the other in writing of any pending or threatened Tax audits or assessments of the Company for taxable periods for which the other may have a liability under this Article XI; and
                                                ----------

          (f) furnish the other with copies of all correspondence received from any taxing authority in connection with any Tax audit or information request with respect to any such taxable period.

          11.5       SURVIVAL OF OBLIGATIONS.  Notwithstanding anything to the
                     -----------------------
contrary in this Agreement, the obligations of the parties set forth in this
Article XI shall be unconditional and absolute and shall remain in effect
----------
without limitation as to time.

           11.6      ELECTION UNDER SECTION 338(H)(10).
                     ---------------------------------

          (a) At the request of Buyer, Stockholder and Buyer shall make a joint election for the Company under Section 338(h)(10) of the Code and under any applicable similar provisions of state or foreign law with respect to the purchase of the shares (the "Section 338(h)(10) Elections"). Stockholder
                             ----------------------------
represents that an election under Section 338(h)(10) of the Code is available for the Company. If the Section 338(h)(10) Elections are made, Stockholder and Buyer shall, within 60 days after the Closing Date, exchange completed and executed copies of Internal Revenue Service Form 8023-A, required schedules thereto, and any similar state and foreign forms. If any changes are required in these forms as a result of information which is first available after these forms are prepared, the parties will promptly agree on such changes.

          (b) Within 60 days following the Closing Date, Buyer shall deliver to Stockholder a schedule (the "Allocation Schedule") allocating the Modified
                             -------------------
Adjusted Deemed Sales Price, as defined in Treas. Reg. (S) 1.338(h)(10)-1(f), for the Company among the assets of the Company, and any covenants not to compete and similar covenants made by Stockholder. The Allocation Schedule shall be reasonable and shall be prepared in accordance with Section 338(h)(10) of the Code and the regulations thereunder. Stockholder agrees that, promptly upon receiving said Allocation Schedule, it shall sign the Allocation Schedule and return an executed copy thereof to Buyer. Buyer and Stockholder each agrees to file all federal, state, local and foreign Tax Returns in accordance with the Allocation Schedule and not to take, or cause to be taken, any action that would be inconsistent with or prejudice any Section 338(h)(10) Elections.


                                  ARTICLE XII
                                  TERMINATION
                                  -----------

          12.1       TERMINATION RIGHTS.  Anything contained in this Agreement
                     ------------------
to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date:

          (a) by the mutual consent of all of the parties hereto;

          (b) by any party if the Closing Date shall not have occurred on or before March 31, 1997 (or such later date as may be mutually agreed to in writing by all of the parties hereto);

          (c) by Buyer in the event of any material breach by Stockholder or the Company of any of their respective agreements, representations or warranties contained herein and the failure of Stockholder or the Company to cure such breach within seven days after receipt of notice from Buyer requesting that such breach be cured; or

          (d) by the Company in the event of any material breach by Buyer of any of its agreements, representations or warranties contained herein and the failure of Buyer to cure such breach within seven days after receipt of notice from the Company requesting that such breach be cured.

          12.2       NOTICE OF TERMINATION.  Any party desiring to terminate
                     ---------------------
this Agreement pursuant to Section 12.1 shall give notice of such termination to
                           ------------
each of the other parties to this Agreement.

          12.3       EFFECT OF TERMINATION.  In the event that this Agreement
                     ---------------------
shall be terminated pursuant to this Article XII, all further obligations of the
                               -----------
parties under this Agreement (other than Sections 13.2 and 13.10) shall be
                                         -------------     -----
terminated without further liability of any party to the others; provided,
                                                                 --------
however, that nothing herein shall relieve any party from liability for its
-------
willful breach of this Agreement.


                                 ARTICLE XIII
                              GENERAL PROVISIONS
                              ------------------

          13.1       SURVIVAL OF OBLIGATIONS.  All representations, warranties,
                     -----------------------
covenants and obligations contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement; provided,
                                                                 --------
however, that, except for Sections 4.1, 4.7, 4.16, 7.1, 11 and 13, as to which
-------                   --------------------------------     --
no time limitation shall apply, and except as otherwise provided in Articles
                                                                    --------
VIII and XI, the representations and warranties contained in Articles IV and V
-----------                                                  -----------     -
shall terminate on the first anniversary of the Closing Date. Except as otherwise provided herein, no claim shall be made for the breach of any representation or warranty contained in Articles IV or V or under any
                                        -----------    -
certificate delivered with respect thereto under this Agreement after the date on which such representations and warranties terminate as set forth in this Section.

          13.2       CONFIDENTIAL NATURE OF INFORMATION.  Each party agrees
                     ----------------------------------
that it will treat in confidence all documents, materials and other information which it shall have obtained regarding the other parties during the course of the negotiations leading to the consummation of the transactions contemplated hereby (whether obtained before or after the date of this Agreement), the investigation provided for herein and the preparation of this Agreement and other related documents, and, in the event the transactions contemplated hereby shall not be consummated, each party will return to the other parties all copies of nonpublic documents and materials which have been furnished in connection therewith. Such documents, materials and information shall not be communicated to any third Person (other than, in the case of Buyer, to their counsel, accountants, financial advisors or lenders, and in the case of the Company and Stockholder, to their counsel, accountants or financial advisors). No party shall use any confidential information in any manner whatsoever except solely for the purpose of evaluating the proposed transactions contemplated by this Agreement; provided, however, that after the Closing Date, Buyer may use or
           --------  -------
disclose any confidential information included in the assets of the Company as of the Closing Date or otherwise reasonably related to the assets or business of the Company. The obligation of each party to treat such documents, materials and other information in confidence shall not apply to any information which (a) is or becomes available to such party from a source other than such party, (b) is or becomes available to the public other than as a result of disclosure by such party or its agents, (c) is required to be disclosed under applicable law or judicial process, but only to the extent it must be disclosed, or (d) such party reasonably deems necessary to disclose to obtain any of the consents or approvals contemplated hereby.

          13.3       NO PUBLIC ANNOUNCEMENT.  No party hereto shall, without
                     ----------------------
the approval of all of the other parties, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that any such party shall be so obligated by law or the rules of any stock exchange, in which case such party shall so advise the other parties and all parties shall use their reasonable best efforts to cause a mutually agreeable release or announcement to be issued; provided that the
                                                         --------
foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement or to comply with accounting and SEC disclosure obligations.

          13.4       NOTICES.  All notices or other communications required or
                     -------
permitted hereunder shall be in writing and shall be deemed given or delivered when delivered personally or delivered by facsimile transmission (with a confirmation report thereon) or four days after being mailed by registered or certified mail, return receipt requested, or one day after being sent by private overnight courier addressed as follows:

          If to the Company (after the Closing Date) or Buyer to:

          First Commonwealth, Inc.
          Suite 600
          444 North Wells Street
          Chicago, Illinois  60610
          Attention:  Christopher C. Multhauf
          Fax:   (312) 832-0065
          Phone: (312) 644-1800

          with a copy to:

          Sidley & Austin
          One First National Plaza
          Chicago, Illinois  60603
          Attention:  John J. Sabl
          Fax:   (312) 853-7036
          Phone: (312) 853-7000

          If to the Company (prior  to the Closing
          Date), Stockholder or Parent, to:

          Group Health Plan, Inc.
          Suite 300
          940 West Port Plaza
          St. Louis, Missouri  63146
          Attention:  Mr. Scott Whitaker
          Fax:   (314) 453-0375
          Phone: (314) 523-1544

          with a copy to:

          Bass, Berry & Sims PLC
          First American Center
          Nashville, Tennessee 37238
          Attention:  Bob F. Thompson, Esq.
          Fax:   (615) 742-6298
          Phone: (615) 742-6262

or to such other address as such party may indicate by a notice delivered to the other parties hereto.

           13.5      SUCCESSORS AND ASSIGNS.
                     ----------------------

          (a) The rights of each party under this Agreement shall not be assignable by such party prior to the Closing Date without the written consent of each of the other parties, except that the rights of Buyer hereunder may be assigned prior to the Closing Date, without the consent of any other party hereto, to any corporation all of the outstanding capital stock of which is owned or controlled by Buyer; provided that (i) the assignee shall assume in
                              --------
writing all of Buyer's obligations hereunder, (ii) Buyer shall not be released from any of its obligations hereunder by reason of such assignment and (iii) the obligations of the Company and Stockholder under this Agreement shall be subject to the delivery by such assignee, on or prior to the Closing Date, of a certificate signed on its behalf containing representations and warranties similar to those made by Buyer in Article V. Following the Closing Date, any
                                  ---------
party may assign any of its rights hereunder, but no such assignment shall relieve it of its obligations hereunder.

          (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. The successors and permitted assigns hereunder shall include without limitation, in the case of Buyer, any permitted assignee as well as the successors in interest to such permitted assignee (whether by merger, liquidation (including successive mergers or liquidations) or otherwise). Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any Person other than the parties and successors and assigns permitted by this Section 13.5 any right, remedy or claim under or by reason of
                  ------------
this Agreement.

          13.6       ACCESS TO RECORDS AFTER CLOSING DATE.  For a period of six
                     ------------------------------------
years after the Closing Date, Buyer, the Company and their respective representatives shall have reasonable access to all of the books and records relating to the Company or its assets or business which Stockholder or its Affiliates may retain after the Closing Date. Such access shall be afforded by Stockholder and its Affiliates upon receipt of reasonable advance notice and during normal business hours. Buyer or the Company, as the case may be, shall be solely responsible for any costs and expenses incurred by it pursuant to this
Section 13.6.  If Stockholder or any of its Affiliates shall desire to dispose
------------
of any of such books and records prior to the expiration of such six-year period, Stockholder shall, prior to such disposition, give Buyer and the Company a reasonable opportunity, at Buyer's or the Company's expense, to segregate and remove such books and records as Buyer or the Company may select.

          13.7       ENTIRE AGREEMENT; AMENDMENTS.  This Agreement and the
                     ----------------------------
Exhibits and Schedules referred to herein and the documents delivered pursuant hereto contain the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersede all prior agreements, understandings or letters of intent between or among any of the parties hereto, including without limitation the Confidentiality Agreement. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto.

          13.8       INTERPRETATION.  Titles to articles and headings to
                     --------------
sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The Schedules and Exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. Except as expressly stated to the contrary herein, all dollar amounts in this Agreement refer to lawful money of the United States of America.

          13.9       WAIVERS.  Any term or provision of this Agreement may be
                     -------
waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

          13.10      FEES AND EXPENSES.  Except as otherwise provided in this
                     -----------------
Section 13.10, each of the parties hereto shall bear its own costs and expenses
-------------
(including, without limitation, fees and disbursements of its counsel, accountants and other financial, legal, accounting or other advisors), incurred by it or its Affiliates in connection with the preparation, negotiation, execution, delivery and performance of this Agreement and each of the other documents and instruments executed in connection with or contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby (collectively, the "Acquisition Expenses"); provided, however, that, the
                            --------------------    --------  -------
Acquisition Expenses of Stockholder and the Company shall be borne entirely by Stockholder, and on the Closing Date Stockholder shall reimburse the Company for any additional Acquisition Expenses paid by the Company prior to the Closing Date in connection with the foregoing. Stockholder and the Company shall furnish Buyer with documentation at the Closing demonstrating any reimbursement required by the immediately preceding sentence.

          13.11      PARTIAL INVALIDITY.  Wherever possible, each provision
                     ------------------
hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

          13.12      EXECUTION IN COUNTERPARTS.  This Agreement may be executed
                     -------------------------
in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to each of the other parties.

          13.13      FURTHER ASSURANCES.  With respect to any license,
                     ------------------
certificate, approval, authorization, agreement, contract, lease, easement and other commitment included in the Company's assets which requires the consent of any third Person to the transactions contemplated by this Agreement, if any such consent has not been obtained prior to the Closing Date, thereafter Stockholder shall cooperate with the Company and Buyer at their request in endeavoring to obtain such consent promptly, and if any such consent is unobtainable, to use its reasonable best efforts to secure to the Company and Buyer the benefits thereof in some other manner; provided, however,
                                                             --------  -------
that nothing herein shall relieve Stockholder of its obligations under Section
                                                                       -------
6.6.
---

          13.14      GOVERNING LAW.  This Agreement shall be governed by and
                     -------------
construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Missouri.

          13.15      SPECIFIC PERFORMANCE.  The parties agree that it is
                     --------------------
impossible to measure in money the damage which will accrue to a party by reason of a failure to perform any of the obligations set forth in this Agreement. Therefore, if any party shall institute any action or proceeding to enforce the terms of this Agreement or alleging a breach in any of the provisions of this Agreement, in addition to any other remedy available at law, such party may seek specific performance of the terms hereof; and, to the maximum extent permitted by law, any other party against whom such action or proceeding is brought hereby waives the claim or defense that remedy at law alone is adequate and agrees to have such provisions specifically enforced against such party by any court of equity, without the necessity of posting bond or other security against such party, and consents to the entry of injunctive relief against such party enjoining or restraining any violation or threatened violation of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

                                        FIRST COMMONWEALTH, INC.



                                        By:  /s/ Christopher C. Multhauf
                                             ------------------------------
                                             Christopher C. Multhauf
                                             Chairman and Chief Executive
ATTEST:                                      Officer


/s/ David W. Mulligan
----------------------------
David W. Mulligan
Secretary


                                        CHAMPION DENTAL SERVICES, INC.



                                        By:  /s/ Richard H. Jones
                                             ------------------------------
                                             Richard H. Jones
                                             President
ATTEST:


/s/ Shirley R. Smith
----------------------------
Shirley R. Smith
Secretary


                                        GROUP HEALTH PLAN, INC.



                                        By:  /s/ Richard H. Jones
                                             ------------------------------
                                             Richard H. Jones
                                             President

ATTEST:


/s/ Shirley R. Smith
----------------------------
Shirley R. Smith
Secretary

          In order to induce Buyer to execute, deliver and perform this Agreement, the undersigned hereby (i) confirms the representations and warranties of the Stockholder to the same extent as made in this Agreement, in the Schedules thereto and in certificates or other documents furnished or to be furnished to Buyer by the Company, Stockholder or their representatives; (ii) unconditionally guarantees the full, faithful and timely payment and performance by the Company and Stockholder of all of their covenants and all other obligations in, under or through the Agreement and all other agreements, certificates and other documents delivered pursuant to or in connection with the Agreement; and (iii) will, and will cause its Affiliates to, comply with the covenants and obligations set forth in Section 7.1 of this Agreement.

                                        COVENTRY CORPORATION



                                        By:  /s/ Richard H. Jones
                                             -------------------------------
                                             Name:  Richard H. Jones
                                             Title: Senior Vice President